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SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter ended September 30, 2018

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2017. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

BUSINESS DEVELOPMENTS
Acquisition Activities

537 West 26th Street

On February 9, 2018, we acquired 537 West 26th Street, a 14,000 square foot commercial property adjacent to our 260 Eleventh Avenue office property, and 55,000 square feet of additional zoning air rights for $44,000,000.

1535 Broadway

On July 30, 2012, we entered into a lease with Host Hotels & Resorts, Inc. (NYSE: HST) (“Host”), under which we redeveloped the retail and signage components of the Marriott Times Square Hotel. We accounted for this lease as a “capital lease” and recorded a $240,000,000 capital lease asset and liability. On September 21, 2018, we acquired the retail condominium from Host for $442,000,000 (inclusive of the $240,000,000 capital lease liability). The original lease transaction provided that we would become the 100% owner through a put/call arrangement, based on a pre-negotiated formula. This transaction satisfies the put/call arrangement. Our 100% fee interest includes 45,000 square feet of retail, the 1,611 seat Marquis Theater and the largest digital sign in New York with a 330 linear foot, 25,000 square foot display.

Disposition Activities

11 East 68th Street

On January 17, 2018, Vornado Capital Partners Real Estate Fund (the "Fund") completed the sale of the retail condominium at 11 East 68th Street, a property located on Madison Avenue and 68th Street, for $82,000,000. From the inception of this investment through its disposition, the Fund realized a $46,259,000 net gain.

27 Washington Square North

On June 21, 2018, we completed the $45,000,000 sale of 27 Washington Square North, which resulted in a net gain of $23,559,000 which is included in “net gains on disposition of wholly owned and partially owned assets” on our consolidated statements of income. We acquired the property in December 2015 for $20,000,000.

666 Fifth Avenue Office Condominium

On August 3, 2018, we completed the sale of our 49.5% interests in the 666 Fifth Avenue Office Condominium. We received net proceeds of $120,000,000 and recognized a financial statement gain of $134,032,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income for the three and nine months ended September 30, 2018. The gain for tax purposes was approximately $244,000,000. We continue to own all of the 666 Fifth Avenue Retail Condominium encompassing the Uniqlo, Tissot and Hollister stores with 125 linear feet of frontage on Fifth Avenue between 52nd and 53rd Street.

Concurrently with the sale of our interests, the existing mortgage loan on the property was repaid and we received net proceeds of $55,244,000 for the participation we held in the mortgage loan. We recognized a financial statement gain of $7,308,000, which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income for the three and nine months ended September 30, 2018.

BUSINESS DEVELOPMENTS
Financing Activities

On January 4 and 11, 2018, we redeemed all of the outstanding 6.625% Series G and Series I cumulative redeemable preferred shares at their redemption price of $25.00 per share, or $470,000,000 in the aggregate, plus accrued and unpaid dividends through the date of redemption, and expensed $14,486,000 of previously capitalized issuance costs.

On January 5, 2018, we completed a $100,000,000 refinancing of 33-00 Northern Boulevard (Center Building), a 471,000 square foot office building in Long Island City, New York. The seven-year loan is at LIBOR plus 1.80%, which was swapped to a fixed rate of 4.14%. We realized net proceeds of approximately $37,200,000 after repayment of the existing 4.43% $59,800,000 mortgage and closing costs.

On April 19, 2018, the joint venture between our Fund (25% owned) and our Crowne Plaza Joint Venture (57.1% owned) completed a $255,000,000 refinancing of the Crowne Plaza Times Square Hotel. The interest-only loan is at LIBOR plus 3.51% (5.66% at September 30, 2018) and matures in May 2020 with three one-year extension options. In connection therewith, the joint venture purchased an interest rate cap that caps LIBOR at a rate of 4.00%. The Crowne Plaza Times Square Hotel was previously encumbered by a $310,000,000 interest-only mortgage at LIBOR plus 2.80%, which was scheduled to mature in December 2018.

On June 11, 2018, the joint venture (50.1% owned) that owns Independence Plaza, a three-building 1,327 unit residential complex in the Tribeca submarket of Manhattan completed a $675,000,000 refinancing of Independence Plaza. The seven-year interest-only loan matures in July 2025 and has a fixed rate of 4.25%. Our share of net proceeds, after repayment of the existing 3.48% $550,000,000 mortgage and closing costs, was $55,618,000.

On August 9, 2018, we completed a $120,000,000 refinancing of 4 Union Square South, a 206,000 square foot Manhattan retail property. The interest-only loan carries a rate of LIBOR plus 1.40% (3.50% as of September 30, 2018) and matures in 2025, as extended. The property was previously encumbered by a $113,000,000 mortgage at LIBOR plus 2.15%, which was scheduled to mature in 2019.

On October 26, 2018, we extended our $750,000,000 unsecured term loan from October 2020 to February 2024. The interest rate on the extended unsecured term loan was lowered from LIBOR plus 1.15% to LIBOR plus 1.00% (3.30% as of October 26, 2018).

Third Quarter Leasing Activity

312,000 square feet of New York Office space (308,000 square feet at share) at an initial rent of $67.35 per square foot and a weighted average term of 9.5 years. The GAAP and cash mark-to-markets on the 203,000 square feet of second generation space were positive 26.5% and 11.8%, respectively. Tenant improvements and leasing commissions were $9.52 per square foot per annum, or 14.1% of initial rent.

104,000 square feet of New York Retail space (99,000 square feet at share) at an initial rent of $135.05 per square foot and a weighted average term of 5.7 years. The GAAP and cash mark-to-markets on the 95,000 square feet of second generation space were negative 40.0% (resulting from an accounting adjustment at acquisition of the property in 2015 under which we marked the rent up to market) and positive 36.3%, respectively. Tenant improvements and leasing commissions were $3.24 per square foot per annum, or 2.4% of initial rent.

28,000 square feet at theMART (all at share) at an initial rent of $57.92 per square foot and a weighted average term of 7.4 years. The GAAP and cash mark-to-markets on the 23,000 square feet of second generation space were positive 14.4% and 1.9%, respectively. Tenant improvements and leasing commissions were $2.91 per square foot per annum, or 5.0% of initial rent.

160,000 square feet at 555 California Street (112,000 square feet at share) at an initial rent of $91.16 per square foot and a weighted average term of 12.1 years. The GAAP and cash mark-to-markets on the 33,000 square feet of second generation space were positive 30.4% and 10.4%, respectively. Tenant improvements and leasing commissions were $8.41 per square foot per annum, or 9.2% of initial rent.

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2018
	2018	2017		2018	2017
Total revenues	$542,048	$528,755	$541,818	$1,620,303	$1,547,900

Net income (loss) attributable to common shareholders	$190,645	$(29,026)	$111,534	$284,338	$134,698
Per common share:
Basic	$1.00	$(0.15)	$0.59	$1.50	$0.71
Diluted	$1.00	$(0.15)	$0.58	$1.49	$0.71

Net income attributable to common shareholders, as adjusted (non-GAAP)	$66,160	$72,998	$70,433	$192,948	$187,293
Per diluted share (non-GAAP)	$0.35	$0.38	$0.37	$1.01	$0.98

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$185,635	$185,126	$187,678	$547,547	$525,478
Per diluted share (non-GAAP)	$0.97	$0.97	$0.98	$2.86	$2.75

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$182,516	$100,178	$209,680	$494,941	$564,431
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$194,873	$106,954	$223,851	$528,150	$601,660
Per diluted share (non-GAAP)	$0.95	$0.52	$1.10	$2.59	$2.95

Dividends per common share	$0.63	$0.60	$0.63	$1.89	$2.02	(1)

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	64.9%	61.9%	64.3%	66.1%	73.5%
FAD payout ratio	80.8%	87.0%	92.6%	87.5%	88.2%

Weighted average shares used in determining FFO attributable to common shareholders plus assumed conversions per diluted share (REIT basis)	191,327	190,893	191,168	191,292	191,304
Convertible units:
Class A	11,858	11,707	11,864	11,857	11,692
D-13	635	594	680	673	510
G1-G4	52	52	54	54	53
Equity awards - unit equivalents	409	558	322	251	363
Weighted average shares used in determining FFO attributable to Class A unitholders plus assumed conversions per diluted share (OP Basis)	204,281	203,804	204,088	204,127	203,922
______________

(1)	Includes dividends related to the operations of properties included in the July 17, 2017 spin-off of JBG SMITH Properties (NYSE: JBGS).

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS
(unaudited and in thousands)
	For the Three Months Ended
	September 30,			June 30, 2018
	2018	2017	Inc (Dec)
Property rentals	$427,030	$411,838	$15,192	$431,377
Straight-lining of rents	157	9,170	(9,013)	2,692
Amortization of acquired below-market leases, net	10,373	11,054	(681)	10,526
Total property rentals	437,560	432,062	5,498	444,595
Tenant expense reimbursements	66,387	63,401	2,986	58,312
Fee and other income:
BMS cleaning fees	28,873	26,429	2,444	30,867
Management and leasing fees	4,734	2,330	2,404	2,707
Lease termination fees	356	991	(635)	804
Other income	4,138	3,542	596	4,533
Total revenues	542,048	528,755	13,293	541,818
Operating expenses	235,575	225,226	10,349	235,981
Depreciation and amortization	113,169	104,972	8,197	111,846
General and administrative	31,977	34,286	(2,309)	34,427
Expense from deferred compensation plan liability	1,861	1,975	(114)	2,077
Transaction related costs and other	2,510	61	2,449	1,017
Total expenses	385,092	366,520	18,572	385,348
Operating income	156,956	162,235	(5,279)	156,470
Income (loss) from partially owned entities	7,206	(41,801)	49,007	8,757
(Loss) from real estate fund investments	(190)	(6,308)	6,118	(28,976)
Interest and other investment income, net	2,893	7,331	(4,438)	30,892
Income from deferred compensation plan assets	1,861	1,975	(114)	2,077
Interest and debt expense	(88,951)	(85,068)	(3,883)	(87,657)
Net gains on disposition of wholly owned and partially owned assets	141,269	—	141,269	23,559
Income before income taxes	221,044	38,364	182,680	105,122
Income tax expense	(1,943)	(1,188)	(755)	(467)
Income from continuing operations	219,101	37,176	181,925	104,655
Income (loss) from discontinued operations	61	(47,930)	47,991	683
Net income (loss)	219,162	(10,754)	229,916	105,338
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(3,312)	(4,022)	710	26,175
Operating Partnership	(12,671)	1,878	(14,549)	(7,445)
Net income (loss) attributable to Vornado	203,179	(12,898)	216,077	124,068
Preferred share dividends	(12,534)	(16,128)	3,594	(12,534)
Net income (loss) attributable to common shareholders	$190,645	$(29,026)	$219,671	$111,534

Capitalized expenditures:
Leasing payroll	$1,444	$1,280	$164	$1,358
Development payroll	$2,771	$1,495	$1,276	$3,249
Interest and debt expense	$18,238	$12,584	$5,654	$16,754

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS
(unaudited and in thousands)
	For the Nine Months Ended September 30,
	2018	2017	Inc (Dec)
Property rentals	$1,280,506	$1,209,783	$70,723
Straight-lining of rents	10,279	31,056	(20,777)
Amortization of acquired below-market leases, net	31,480	34,758	(3,278)
Total property rentals	1,322,265	1,275,597	46,668
Tenant expense reimbursements	185,009	174,091	10,918
Fee and other income:
BMS cleaning fees	88,095	75,925	12,170
Management and leasing fees	10,205	7,382	2,823
Lease termination fees	1,505	5,947	(4,442)
Other income	13,224	8,958	4,266
Total revenues	1,620,303	1,547,900	72,403
Operating expenses	709,158	661,585	47,573
Depreciation and amortization	333,701	315,223	18,478
General and administrative	108,937	115,866	(6,929)
Expense from deferred compensation plan liability	3,534	5,233	(1,699)
Transaction related costs and other	16,683	1,073	15,610
Total expenses	1,172,013	1,098,980	73,033
Operating income	448,290	448,920	(630)
Income from partially owned entities	6,059	5,578	481
Loss from real estate fund investments	(37,973)	(1,649)	(36,324)
Interest and other investment income, net	9,401	22,567	(13,166)
Income from deferred compensation plan assets	3,534	5,233	(1,699)
Interest and debt expense	(264,774)	(252,581)	(12,193)
Net gains on disposition of wholly owned and partially owned assets	164,828	501	164,327
Income before income taxes	329,365	228,569	100,796
Income tax expense	(4,964)	(3,491)	(1,473)
Income from continuing operations	324,401	225,078	99,323
Income (loss) from discontinued operations	381	(14,501)	14,882
Net income	324,782	210,577	114,205
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	31,137	(18,436)	49,573
Operating Partnership	(18,992)	(9,057)	(9,935)
Net income attributable to Vornado	336,927	183,084	153,843
Preferred share dividends	(38,103)	(48,386)	10,283
Preferred share issuance costs	(14,486)	—	(14,486)
Net income attributable to common shareholders	$284,338	$134,698	$149,640

Capitalized expenditures:
Leasing payroll	$3,883	$3,494	$389
Development payroll	$7,996	$4,334	$3,662
Interest and debt expense	$49,718	$34,979	$14,739

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT
(unaudited and in thousands)

	For the Three Months Ended September 30, 2018
	Total	New York	Other
Property rentals	$427,030	$356,128	$70,902
Straight-lining of rents	157	(175)	332
Amortization of acquired below-market leases, net	10,373	10,074	299
Total property rentals	437,560	366,027	71,533
Tenant expense reimbursements	66,387	59,057	7,330
Fee and other income:
BMS cleaning fees	28,873	31,328	(2,455)
Management and leasing fees	4,734	4,439	295
Lease termination fees	356	58	298
Other income	4,138	1,537	2,601
Total revenues	542,048	462,446	79,602
Operating expenses	235,575	200,949	34,626
Depreciation and amortization	113,169	90,957	22,212
General and administrative	31,977	9,226	22,751
Expense from deferred compensation plan liability	1,861	—	1,861
Transaction related costs and other	2,510	—	2,510
Total expenses	385,092	301,132	83,960
Operating income (loss)	156,956	161,314	(4,358)
Income from partially owned entities	7,206	3,889	3,317
Loss from real estate fund investments	(190)	—	(190)
Interest and other investment income, net	2,893	1,590	1,303
Income from deferred compensation plan assets	1,861	—	1,861
Interest and debt expense	(88,951)	(63,048)	(25,903)
Net gains (losses) on disposition of wholly owned and partially owned assets	141,269	(71)	141,340
Income before income taxes	221,044	103,674	117,370
Income tax (expense) benefit	(1,943)	(1,997)	54
Income from continuing operations	219,101	101,677	117,424
Income from discontinued operations	61	—	61
Net income	219,162	101,677	117,485
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(3,312)	(1,844)	(1,468)
Operating Partnership	(12,671)	—	(12,671)
Net income attributable to Vornado	203,179	99,833	103,346
Preferred share dividends	(12,534)	—	(12,534)
Net income attributable to common shareholders for the three months ended September 30, 2018	$190,645	$99,833	$90,812
Net (loss) income attributable to common shareholders for the three months ended September 30, 2017	$(29,026)	$110,612	$(139,638)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT
(unaudited and in thousands)

	For the Nine Months Ended September 30, 2018
	Total	New York	Other
Property rentals	$1,280,506	$1,056,701	$223,805
Straight-lining of rents	10,279	8,254	2,025
Amortization of acquired below-market leases, net	31,480	30,584	896
Total property rentals	1,322,265	1,095,539	226,726
Tenant expense reimbursements	185,009	164,297	20,712
Fee and other income:
BMS cleaning fees	88,095	94,888	(6,793)
Management and leasing fees	10,205	9,384	821
Lease termination fees	1,505	766	739
Other income	13,224	4,608	8,616
Total revenues	1,620,303	1,369,482	250,821
Operating expenses	709,158	599,768	109,390
Depreciation and amortization	333,701	267,717	65,984
General and administrative	108,937	30,475	78,462
Expense from deferred compensation plan liability	3,534	—	3,534
Transaction related costs and other	16,683	13,103	3,580
Total expenses	1,172,013	911,063	260,950
Operating income (loss)	448,290	458,419	(10,129)
Income from partially owned entities	6,059	5,182	877
Loss from real estate fund investments	(37,973)	—	(37,973)
Interest and other investment income, net	9,401	4,611	4,790
Income from deferred compensation plan assets	3,534	—	3,534
Interest and debt expense	(264,774)	(186,670)	(78,104)
Net gains on disposition of wholly owned and partially owned assets	164,828	23,488	141,340
Income before income taxes	329,365	305,030	24,335
Income tax expense	(4,964)	(4,011)	(953)
Income from continuing operations	324,401	301,019	23,382
Income from discontinued operations	381	—	381
Net income	324,782	301,019	23,763
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	31,137	(639)	31,776
Operating Partnership	(18,992)	—	(18,992)
Net income attributable to Vornado	336,927	300,380	36,547
Preferred share dividends	(38,103)	—	(38,103)
Preferred share issuance costs	(14,486)	—	(14,486)
Net income (loss) attributable to common shareholders for the nine months ended September 30, 2018	$284,338	$300,380	$(16,042)
Net income (loss) attributable to common shareholders for the nine months ended September 30, 2017	$134,698	$308,664	$(173,966)

NET OPERATING INCOME AT SHARE BY SEGMENT
(unaudited and in thousands)

	For the Three Months Ended September 30, 2018
	Total	New York	Other
Total revenues	$542,048	$462,446	$79,602
Operating expenses	235,575	200,949	34,626
NOI - consolidated	306,473	261,497	44,976
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,943)	(11,348)	(5,595)
Add: Our share of NOI from partially owned entities	60,094	47,179	12,915
NOI at share	349,624	297,328	52,296
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(8,743)	(9,125)	382
NOI at share - cash basis	$340,881	$288,203	$52,678

	For the Three Months Ended September 30, 2017
	Total	New York	Other
Total revenues	$528,755	$453,609	$75,146
Operating expenses	225,226	192,430	32,796
NOI - consolidated	303,529	261,179	42,350
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,171)	(11,464)	(4,707)
Add: Our share of NOI from partially owned entities	66,876	48,779	18,097
NOI at share	354,234	298,494	55,740
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(22,307)	(21,092)	(1,215)
NOI at share - cash basis	$331,927	$277,402	$54,525

	For the Three Months Ended June 30, 2018
	Total	New York	Other
Total revenues	$541,818	$458,552	$83,266
Operating expenses	235,981	200,903	35,078
NOI - consolidated	305,837	257,649	48,188
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,160)	(11,560)	(5,600)
Add: Our share of NOI from partially owned entities	65,752	49,778	15,974
NOI at share	354,429	295,867	58,562
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(12,481)	(12,713)	232
NOI at share - cash basis	$341,948	$283,154	$58,794
________________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SEGMENT
(unaudited and in thousands)

	For the Nine Months Ended September 30, 2018
	Total	New York	Other
Total revenues	$1,620,303	$1,369,482	$250,821
Operating expenses	709,158	599,768	109,390
NOI - consolidated	911,145	769,714	141,431
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(51,415)	(34,653)	(16,762)
Add: Our share of NOI from partially owned entities	193,359	146,730	46,629
NOI at share	1,053,089	881,791	171,298
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(39,172)	(39,161)	(11)
NOI at share - cash basis	$1,013,917	$842,630	$171,287

	For the Nine Months Ended September 30, 2017
	Total	New York	Other
Total revenues	$1,547,900	$1,316,710	$231,190
Operating expenses	661,585	561,249	100,336
NOI - consolidated	886,315	755,461	130,854
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(48,778)	(34,251)	(14,527)
Add: Our share of NOI from partially owned entities	199,989	140,627	59,362
NOI at share	1,037,526	861,837	175,689
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(65,263)	(57,761)	(7,502)
NOI at share - cash basis	$972,263	$804,076	$168,187
________________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT
(unaudited and in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2018
	2018	2017		2018	2017
NOI at share:
New York:
Office	$184,146	$185,169	$184,867	$556,169	$531,702
Retail	92,858	90,088	87,109	267,876	269,091
Residential	5,202	5,981	6,338	17,681	18,450
Alexander's	10,626	11,937	11,909	34,110	35,646
Hotel Pennsylvania	4,496	5,319	5,644	5,955	6,948
Total New York	297,328	298,494	295,867	881,791	861,837

Other:
theMART	25,257	26,019	27,816	79,948	78,090
555 California Street	13,515	11,519	13,660	40,686	35,585
Other investments	13,524	18,202	17,086	50,664	62,014
Total Other	52,296	55,740	58,562	171,298	175,689

NOI at share	$349,624	$354,234	$354,429	$1,053,089	$1,037,526

NOI at share - cash basis:
New York:
Office	$181,575	$172,741	$180,710	$540,484	$503,052
Retail	84,976	81,612	79,139	243,704	240,998
Residential	5,358	5,417	5,463	16,420	16,301
Alexander's	11,774	12,280	12,098	35,911	36,679
Hotel Pennsylvania	4,520	5,352	5,744	6,111	7,046
Total New York	288,203	277,402	283,154	842,630	804,076

Other:
theMART	26,234	25,417	27,999	81,312	74,846
555 California Street	13,070	10,889	13,808	39,704	33,365
Other investments	13,374	18,219	16,987	50,271	59,976
Total Other	52,678	54,525	58,794	171,287	168,187

NOI at share - cash basis	$340,881	$331,927	$341,948	$1,013,917	$972,263

SAME STORE NOI AT SHARE AND NOI AT SHARE - CASH BASIS (NON-GAAP)
(unaudited)

	Total	New York(2)	theMART		555 California Street
Same store NOI at share % increase (decrease)(1):
Three months ended September 30, 2018 compared to September 30, 2017	0.9%	0.6%	(3.8)%		17.2%
Nine months ended September 30, 2018 compared to September 30, 2017	3.3%	3.0%	1.6%		14.3%
Three months ended September 30, 2018 compared to June 30, 2018	(0.4)%	0.6%	(9.8)%	(3)	(1.2)%

Same store NOI at share - cash basis % increase (decrease):
Three months ended September 30, 2018 compared to September 30, 2017	4.3%	3.9%	2.2%		19.9%
Nine months ended September 30, 2018 compared to September 30, 2017	5.9%	5.2%	7.6%		19.0%
Three months ended September 30, 2018 compared to June 30, 2018	0.9%	2.0%	(6.7)%	(3)	(5.4)%
____________________

(1)	See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
		Increase
(2)	Excluding Hotel Pennsylvania, same store NOI at share % increase:
	Three months ended September 30, 2018 compared to September 30, 2017	1.0%
	Nine months ended September 30, 2018 compared to September 30, 2017	3.1%
	Three months ended September 30, 2018 compared to June 30, 2018	1.0%

	Excluding Hotel Pennsylvania, same store NOI at share - cash basis % increase:
	Three months ended September 30, 2018 compared to September 30, 2017	4.3%
	Nine months ended September 30, 2018 compared to September 30, 2017	5.3%
	Three months ended September 30, 2018 compared to June 30, 2018	2.5%

(3)	Excluding tradeshows which are seasonal, same store NOI at share decreased by 4.4% and same store NOI at share - cash basis decreased by 0.3%.

NOI AT SHARE BY REGION
(unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2018	2017	2018	2017
Region:
New York City metropolitan area	88%	88%	88%	88%
Chicago, IL	8%	8%	8%	8%
San Francisco, CA	4%	4%	4%	4%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)
	As of		Increase (Decrease)
	September 30, 2018	December 31, 2017
ASSETS
Real estate, at cost:
Land	$3,306,264	$3,143,648	$162,616
Buildings and improvements	10,083,313	9,898,605	184,708
Development costs and construction in progress	1,579,628	1,615,101	(35,473)
Leasehold improvements and equipment	106,945	98,941	8,004
Total	15,076,150	14,756,295	319,855
Less accumulated depreciation and amortization	(3,109,361)	(2,885,283)	(224,078)
Real estate, net	11,966,789	11,871,012	95,777
Cash and cash equivalents	772,524	1,817,655	(1,045,131)
Restricted cash	147,286	97,157	50,129
Marketable securities	157,951	182,752	(24,801)
Tenant and other receivables, net	69,796	58,700	11,096
Investments in partially owned entities	909,440	1,056,829	(147,389)
Real estate fund investments	369,767	354,804	14,963
220 Central Park South condominium units ready for sale	307,552	—	307,552
Receivable arising from the straight-lining of rents, net	937,294	926,711	10,583
Deferred leasing costs, net	443,350	403,492	39,858
Identified intangible assets, net	139,994	159,260	(19,266)
Assets related to discontinued operations	74	1,357	(1,283)
Other assets	456,203	468,205	(12,002)
Total Assets	$16,678,020	$17,397,934	$(719,914)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$8,119,075	$8,137,139	$(18,064)
Senior unsecured notes, net	843,710	843,614	96
Unsecured term loan, net	749,874	748,734	1,140
Unsecured revolving credit facilities	80,000	—	80,000
Accounts payable and accrued expenses	415,531	415,794	(263)
Deferred revenue	176,211	227,069	(50,858)
Deferred compensation plan	102,281	109,177	(6,896)
Liabilities related to discontinued operations	205	3,620	(3,415)
Preferred shares redeemed on January 4 and 11, 2018	—	455,514	(455,514)
Other liabilities	229,042	464,635	(235,593)
Total liabilities	10,715,929	11,405,296	(689,367)
Redeemable noncontrolling interests	924,582	984,937	(60,355)
Vornado shareholders' equity	4,377,917	4,337,652	40,265
Noncontrolling interests in consolidated subsidiaries	659,592	670,049	(10,457)
Total liabilities, redeemable noncontrolling interests and equity	$16,678,020	$17,397,934	$(719,914)

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)	New York				555 California Street
	Office	Retail		theMART
Three Months Ended September 30, 2018
Total square feet leased	312	104		28	160
Our share of square feet leased:	308	99		28	112
Initial rent(1)	$67.35	$135.05		$57.92	$91.16
Weighted average lease term (years)	9.5	5.7		7.4	12.1
Second generation relet space:
Square feet	203	95		23	33
GAAP basis:
Straight-line rent(2)	$68.30	$153.36		$60.71	$108.36
Prior straight-line rent	$53.99	$255.72		$53.06	$83.08
Percentage increase (decrease)	26.5%	(40.0)%	(3)	14.4%	30.4%
Cash basis (non-GAAP):
Initial rent(1)	$68.00	$130.39		$58.53	$97.84
Prior escalated rent	$60.80	$95.69		$57.45	$88.66
Percentage increase	11.8%	36.3%		1.9%	10.4%
Tenant improvements and leasing commissions:
Per square foot	$90.48	$18.48		$21.55	$101.81
Per square foot per annum	$9.52	$3.24		$2.91	$8.41
Percentage of initial rent	14.1%	2.4%		5.0%	9.2%
____________________

(1)
Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

(3)	The decrease results from an accounting adjustment at acquisition of the property in 2015 under which we marked the rent up to market.

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)	New York			555 California Street
	Office	Retail	theMART
Nine Months Ended September 30, 2018
Total square feet leased	1,348	229	197	249
Our share of square feet leased:	1,212	219	197	174
Initial rent(1)	$81.11	$168.10	$51.78	$89.28
Weighted average lease term (years)	10.3	5.3	5.9	10.3
Second generation relet space:
Square feet	990	209	186	62
GAAP basis:
Straight-line rent(2)	$86.62	$178.46	$52.32	$104.06
Prior straight-line rent	$60.21	$233.31	$41.88	$77.46
Percentage increase (decrease)	43.9%	(23.5)%	24.9%	34.3%
Cash basis (non-GAAP):
Initial rent(1)	$83.54	$163.02	$51.69	$97.28
Prior escalated rent	$63.94	$164.76	$44.65	$85.77
Percentage increase (decrease)	30.7%	(1.1)%	15.8%	13.4%
Tenant improvements and leasing commissions:
Per square foot	$97.49	$52.48	$19.61	$94.98
Per square foot per annum	$9.47	$9.90	$3.32	$9.22
Percentage of initial rent	11.7%	5.9%	6.4%	10.3%
____________________

(1)
Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS NEW YORK SEGMENT
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office:	Month to Month	46,000	$4,799,000	$104.33	0.4%

	Fourth Quarter 2018	318,000	25,625,000	80.58	2.2%

	First Quarter 2019	229,000	14,278,000	62.35	1.2%
	Second Quarter 2019	116,000	8,680,000	74.83	0.7%
	Third Quarter 2019	69,000	4,450,000	64.49	0.4%
	Fourth Quarter 2019	264,000	17,648,000	66.85	1.5%
	Total 2019	678,000	45,056,000	66.45	3.9%
	2020	1,279,000	89,848,000	70.25	7.7%
	2021	1,193,000	91,144,000	76.40	7.8%
	2022	700,000	46,041,000	65.77	3.9%
	2023	1,956,000	157,587,000	80.57	13.5%
	2024	1,375,000	108,457,000	78.88	9.3%
	2025	813,000	61,215,000	75.30	5.2%
	2026	1,208,000	92,406,000	76.50	7.9%
	2027	1,085,000	78,689,000	72.52	6.7%
	2028	1,031,000	71,858,000	69.70	6.1%
	Thereafter	4,501,000	296,530,000	65.88	25.4%

Retail:	Month to Month	74,000	$14,493,000	$195.85	3.1%

	Fourth Quarter 2018	11,000	2,086,000	189.64	0.4%

	First Quarter 2019	38,000	9,478,000	249.42	2.0%
	Second Quarter 2019	8,000	1,495,000	186.88	0.3%
	Third Quarter 2019	20,000	9,531,000	476.55	2.0%
	Fourth Quarter 2019	31,000	4,833,000	155.90	1.1%
	Total 2019	97,000	25,337,000	261.21	5.4%
	2020	94,000	17,070,000	181.60	3.7%
	2021	58,000	9,722,000	167.62	2.1%
	2022	32,000	7,430,000	232.19	1.6%
	2023	107,000	43,643,000	407.88	9.4%
	2024	298,000	84,813,000	284.61	18.3%
	2025	41,000	18,758,000	457.51	4.0%
	2026	135,000	44,473,000	329.43	9.5%
	2027	32,000	22,799,000	712.47	4.9%
	2028	45,000	18,150,000	403.33	3.9%
	Thereafter	897,000	156,939,000	174.96	33.7%
____________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS theMART
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	4,000	$187,000	$46.75	0.1%

	Fourth Quarter 2018	52,000	2,521,000	48.48	1.7%

	First Quarter 2019	54,000	2,905,000	53.80	1.9%
	Second Quarter 2019	15,000	833,000	55.53	0.6%
	Third Quarter 2019	20,000	1,005,000	50.25	0.7%
	Fourth Quarter 2019	50,000	2,497,000	49.94	1.7%
	Total 2019	139,000	7,240,000	52.09	4.9%
	2020	281,000	12,523,000	44.57	8.3%
	2021	347,000	14,856,000	42.81	9.9%
	2022	664,000	28,829,000	43.42	19.2%
	2023	300,000	13,978,000	46.59	9.3%
	2024	224,000	9,317,000	41.59	6.2%
	2025	337,000	15,592,000	46.27	10.4%
	2026	190,000	8,584,000	45.18	5.7%
	2027	108,000	4,836,000	44.78	3.2%
	2028	639,000	24,631,000	38.55	16.4%
	Thereafter	173,000	7,094,000	41.01	4.7%
____________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS 555 California Street
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	—

	Fourth Quarter 2018	—	—	—	—%

	First Quarter 2019	—	—	—	—%
	Second Quarter 2019	—	—	—	—%
	Third Quarter 2019	4,000	335,000	83.75	0.4%
	Fourth Quarter 2019	—	—	—	—%
	Total 2019	4,000	335,000	83.75	0.4%
	2020	101,000	6,397,000	63.34	6.9%
	2021	76,000	5,319,000	69.99	5.8%
	2022	36,000	2,782,000	77.28	3.0%
	2023	133,000	9,127,000	68.62	9.9%
	2024	59,000	5,133,000	87.00	5.6%
	2025	364,000	25,444,000	69.90	27.5%
	2026	140,000	10,299,000	73.56	11.1%
	2027	69,000	5,698,000	82.58	6.2%
	2028	20,000	1,432,000	71.60	1.6%
	Thereafter	235,000	20,402,000	86.82	22.0%
____________________
(1)    Excludes storage, vacancy and other.

TRAILING TWELVE MONTH PRO-FORMA CASH NET OPERATING INCOME AT SHARE
(unaudited and in thousands)
	For the Trailing Twelve Months Ended September 30, 2018			For the Trailing Twelve Months Ended June 30, 2018
	NOI at share- cash basis	Less: BMS	Pro-forma NOI at share - cash basis	Pro-forma NOI at share - cash basis

New York - Office	$716,271	$(26,369)	$689,902	$681,238
New York - Retail	327,024	—	327,024	323,660
New York - Residential	21,745	—	21,745	21,804
theMART	105,708	—	105,708	104,891
555 California Street(1)	51,620	—	51,620	49,439
	$1,222,368	$(26,369)	$1,195,999	$1,181,032

CAPITAL STRUCTURE
(unaudited and in thousands, except per share and unit amounts)
			As of September 30, 2018
Debt (contractual balances) (non-GAAP):
Consolidated debt (1):
Mortgages payable			$8,172,120
Senior unsecured notes			850,000
$750 Million unsecured term loan			750,000
$2.5 Billion unsecured revolving credit facilities			80,000
			9,852,120
Pro rata share of debt of non-consolidated entities(2)			2,799,783
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)			(604,701)
			12,047,202

	Shares/Units	Par Value
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (177,100 units @ $25 per unit)			4,428
5.70% Series K preferred shares	12,000	$25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
			924,928

	Converted Shares	September 30, 2018 Common Share Price
Equity:
Common shares	190,286	$73.00	13,890,878
Class A units	11,848	73.00	864,904
Convertible share equivalents:
Equity awards - unit equivalents	743	73.00	54,239
D-13 preferred units	639	73.00	46,647
G1-G4 units	52	73.00	3,796
Series A preferred shares	36	73.00	2,628
			14,863,092
Total Market Capitalization			$27,835,222
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

(2)
As a result of Toys "R" Us ("Toys") filing a voluntary petition under chapter 11 of the United States Bankruptcy Code, we determined the Company no longer has the ability to exercise significant influence over Toys. Accordingly, we have excluded our share of Toys debt.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017
High price	$77.59	$74.28	$78.31	$80.30
Low price	$69.50	$64.53	$64.13	$71.90
Closing price - end of quarter	$73.00	$73.92	$67.30	$78.18

Annualized dividend per share	$2.52	$2.52	$2.52	$2.40

Annualized dividend yield - on closing price	3.5%	3.4%	3.7%	3.1%

Outstanding shares, Class A units and convertible preferred units as converted, excluding stock options (in thousands)	203,604	203,577	203,613	203,198

Closing market value of outstanding shares, Class A units and convertible preferred units as converted, excluding stock options	$14.9 Billion	$15.0 Billion	$13.7 Billion	$15.9 Billion

DEBT ANALYSIS
(unaudited and in thousands)
	As of September 30, 2018
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$9,852,120	3.72%	$3,995,760	3.86%	$5,856,360	3.62%
Pro rata share of debt of non-consolidated entities(2)	2,799,783	4.06%	1,416,974	3.95%	1,382,809	4.16%
Total	12,651,903	3.79%	5,412,734	3.88%	7,239,169	3.73%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)	(604,701)		(151,240)		(453,461)
Company's pro rata share of total debt	$12,047,202	3.78%	$5,261,494	3.88%	$6,785,708	3.71%

Debt Covenant Ratios:(3)	Senior Unsecured Notes			Unsecured Revolving Credit Facilities and Unsecured Term Loan
		Actual
	Required	Due 2022	Due 2025	Required	Actual
Total outstanding debt/total assets(4)	Less than 65%	51%	49%	Less than 60%	39%
Secured debt/total assets	Less than 50%	41%	39%	Less than 50%	31%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.59	2.59		N/A
Fixed charge coverage		N/A	N/A	Greater than 1.40	2.38
Unencumbered assets/unsecured debt	Greater than 150%	400%	423%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	N/A	Less than 60%	20%
Unencumbered coverage ratio		N/A	N/A	Greater than 1.50	7.66

Unencumbered EBITDA (non-GAAP):	Q3 2018
Annualized
New York	$469,052
Other	33,596
Total	$502,648
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

(2)
As a result of Toys filing a voluntary petition under chapter 11 of the United States Bankruptcy Code, we determined the Company no longer has the ability to exercise significant influence over Toys. Accordingly, we have excluded our share of Toys debt.

(3)
Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(4)
Total assets include EBITDA capped at 7.5% under the senior unsecured notes due 2022, 7.0% under the senior unsecured notes due 2025 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP)
(unaudited and in thousands)
Property	Maturity Date (1)	Spread over LIBOR	Interest Rate		2018	2019	2020	2021	2022	Thereafter	Total
435 Seventh Avenue - retail	08/19	L+225	4.41%		$—	$96,039	$—	$—	$—	$—	$96,039
150 West 34th Street	06/20	L+225	4.37%		—	—	205,000	—	—	—	205,000
100 West 33rd Street - office and retail	07/20	L+165	3.76%		—	—	580,000	—	—	—	580,000
220 Central Park South	09/20	L+200	4.26%		—	—	950,000	—	—	—	950,000
Unsecured Term Loan	10/20 (2)	L+115	3.39%		—	—	750,000	—	—	—	750,000
Eleven Penn Plaza	12/20		3.95%		—	—	450,000	—	—	—	450,000
888 Seventh Avenue	12/20		3.15%	(3)	—	—	375,000	—	—	—	375,000
Borgata Land	02/21		5.14%		—	—	—	54,822	—	—	54,822
770 Broadway	03/21		2.56%	(4)	—	—	—	700,000	—	—	700,000
909 Third Avenue	05/21		3.91%		—	—	—	350,000	—	—	350,000
606 Broadway	05/21	L+300	5.13%		—	—	—	49,721	—	—	49,721
555 California Street	09/21		5.10%		—	—	—	561,538	—	—	561,538
theMART	09/21		2.70%		—	—	—	675,000	—	—	675,000
655 Fifth Avenue	10/21	L+140	3.50%		—	—	—	140,000	—	—	140,000
Two Penn Plaza	12/21	L+165	3.75%		—	—	—	575,000	—	—	575,000
Senior unsecured notes due 2022	01/22		5.00%		—	—	—	—	400,000	—	400,000
$1.25 Billion unsecured revolving credit facility	02/22	L+100	—%		—	—	—	—	—	—	—
1290 Avenue of the Americas	11/22		3.34%		—	—	—	—	950,000	—	950,000
697-703 Fifth Avenue (St. Regis - retail)	12/22	L+180	3.90%		—	—	—	—	450,000	—	450,000
$1.25 Billion unsecured revolving credit facility	01/23	L+100	3.15%		—	—	—	—	—	80,000	80,000
666 Fifth Avenue Retail Condominium	03/23		3.61%		—	—	—	—	—	390,000	390,000
33-00 Northern Boulevard	01/25		4.14%	(5)	—	—	—	—	—	100,000	100,000
Senior unsecured notes due 2025	01/25		3.50%		—	—	—	—	—	450,000	450,000
4 Union Square South - retail	08/25	L+140	3.50%		—	—	—	—	—	120,000	120,000
350 Park Avenue	01/27		3.92%		—	—	—	—	—	400,000	400,000
Total consolidated debt (contractual)					$—	$96,039	$3,310,000	$3,106,081	$1,800,000	$1,540,000	$9,852,120

Weighted average rate					—%	4.41%	3.82%	3.55%	3.85%	3.66%	3.72%

Fixed rate debt					$—	$—	$825,000	$2,341,360	$1,350,000	$1,340,000	$5,856,360
Fixed weighted average rate expiring					—%	—%	3.59%	3.47%	3.83%	3.70%	3.62%
Floating rate debt					$—	$96,039	$2,485,000	$764,721	$450,000	$200,000	$3,995,760
Floating weighted average rate expiring					—%	4.41%	3.89%	3.80%	3.90%	3.36%	3.86%
____________________

(1)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)
On October 26, 2018, we extended our $750,000 unsecured term loan from October 2020 to February 2024. The interest rate on the extended unsecured term loan was lowered from LIBOR plus 1.15% to LIBOR plus 1.00% (3.30% as of October 26, 2018).

(3)	Pursuant to an existing swap agreement, the loan bears interest at 3.15% through December 2020. The rate was swapped from LIBOR plus 1.60% (3.72% as of September 30, 2018).

(4)	Pursuant to an existing swap agreement, the loan bears interest at 2.56% through September 2020. The rate was swapped from LIBOR plus 1.75% (3.87% as of September 30, 2018).

(5)	Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (3.94% as of September 30, 2018).

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at September 30, 2018	Company's Carrying Amount		Company's Pro rata Share of Debt (1)	100% of Joint Venture Debt (1)	Maturity Date	Spread over LIBOR	Interest Rate
Alexander's Inc. ("Alexander's")	Office/Retail	32.4%	$111,842		$379,477	$1,171,226	Various	Various	Various

Pennsylvania Real Estate Investment Trust ("PREIT")	Retail	7.9%	61,514		127,836	1,610,192	Various	Various	Various

Urban Edge Properties ("UE")	Retail	4.5%	45,398		70,578	1,564,634	Various	Various	Various

Partially owned office buildings/land:
One Park Avenue	Office/Retail	55.0%	131,477		165,000	300,000	03/21	L+175	3.87%
280 Park Avenue	Office/Retail	50.0%	116,801		600,000	1,200,000	09/24	L+173	3.86%
650 Madison Avenue	Office/Retail	20.1%	109,120		161,024	800,000	10/20	N/A	4.39%
512 West 22nd Street	Office/Retail	55.0%	60,654		46,684	84,881	11/20	L+265	4.76%
West 57th Street properties	Office/Retail/Land	50.0%	43,859		10,000	20,000	12/22	L+160	3.70%
61 Ninth Avenue	Office/Retail	45.1%	30,420		34,207	75,846	12/21	L+305	5.15%
825 Seventh Avenue	Office	50.0%	9,605		10,250	20,500	06/19	L+140	3.50%
85 Tenth Avenue	Office/Retail	49.9%	(3,201)		311,875	625,000	12/26	N/A	4.55%
Other	Office/Retail	Various	4,091		17,465	50,150	Various	Various	Various

Other equity method investments:
Independence Plaza	Residential/Retail	50.1%	66,499		338,175	675,000	07/25	N/A	4.25%
Moynihan Office Building	Office/Retail	50.1%	42,681		123,553	246,612	06/21	L+325	5.37%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	31,417		20,084	39,841	06/19	L+225	4.36%
Other	Various	Various	47,263		99,575	644,278	Various	Various	Various
			$909,440		$2,515,783	$9,128,160

330 Madison Avenue	Office	25.0%	$(57,935)	(2)	$125,000	$500,000	08/24	N/A	3.43%
7 West 34th Street	Office/Retail	53.0%	(49,647)	(3)	159,000	300,000	06/26	N/A	3.65%
			$(107,582)		$284,000	$800,000
____________________

(1)	Represents the contractual debt obligations.

(2)	Our negative basis resulted from a refinancing distribution and is included in "other liabilities" on our consolidated balance sheets.

(3)	Our negative basis resulted from a deferred gain from the sale of a 47.0% ownership interest in the property on May 27, 2016 and is included in "other liabilities" on our consolidated balance sheets.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage Ownership at September 30, 2018	Our Share of Net Income (Loss) for the Three Months Ended September 30,				Our Share of NOI (non-GAAP) for the Three Months Ended September 30,
		2018		2017		2018		2017
Joint Venture Name
New York:
Alexander's	32.4%	$4,278	(1)	$6,510		$10,626	(1)	$11,937
280 Park Avenue	50.0%	(1,632)		(4,256)		9,688		9,749
One Park Avenue	55.0%	1,426		1,595		4,877		4,604
650 Madison Avenue	20.1%	(1,268)		(1,094)		2,334		2,491
Independence Plaza	50.1%	(1,139)		833		5,916		6,643
7 West 34th Street	53.0%	946		1,013		3,354		3,417
825 Seventh Avenue	50.0%	686		635		834		803
330 Madison Avenue	25.0%	652		646		2,765		2,506
85 Tenth Avenue	49.9%	(629)		298		4,487		5,314
Moynihan Office Building	50.1%	(119)		—		(167)		—
West 57th Street properties	50.0%	(77)		39		212		329
Other, net	Various	765		(485)		2,253		986
		3,889		5,734		47,179		48,779

Other:
UE	4.5%	2,763		6,008	(2)	2,859		2,866
Alexander's corporate fee income	32.4%	1,149		1,335		541		1,335
PREIT	7.9%	(616)		(49,748)	(3)	5,119		5,035
666 Fifth Avenue Office Condominium(4)	49.5%	(112)		(4,323)		1,737		4,875
Rosslyn Plaza	43.7% to 50.4%	(58)		(155)		1,135		1,109
Suffolk Downs	21.2%	(16)		(36)		(4)		(36)
Other, net	Various	207		(616)		1,528		2,913
		3,317		(47,535)		12,915		18,097

Total		$7,206		$(41,801)		$60,094		$66,876
____________________

(1)
Includes our $1,085 share of a non-cash straight-line rent write-off adjustment related to Sears Roebuck and Co. ("Sears") which filed for Chapter 11 bankruptcy relief. Our share of net income also includes our $518 share of Alexander’s litigation expense due to a settlement.

(2)	Includes a $5,200 net gain resulting from UE operating partnership unit issuances.

(3)	Includes a $44,465 non-cash impairment loss.

(4)	On August 3, 2018, we completed the sale of our 49.5% interests in the 666 Fifth Avenue Office Condominium and were repaid our interest in the 666 Fifth Avenue Office Condominium mortgage loan.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage Ownership at September 30, 2018	Our Share of Net Income for the Nine Months Ended September 30,				Our Share of NOI (non-GAAP) for the Nine Months Ended September 30,
		2018		2017		2018		2017
Joint Venture Name
New York:
Alexander's	32.4%	$7,215	(1)	$20,092		$34,110	(1)	$35,646
280 Park Avenue	50.0%	(3,381)		(6,482)		29,016		26,753
650 Madison Avenue	20.1%	(2,892)		(3,812)		7,865		6,930
7 West 34th Street	53.0%	2,834		2,068		10,057		10,157
330 Madison Avenue	25.0%	2,081		3,410		8,337		7,303
825 Seventh Avenue	50.0%	2,048		1,999		2,519		2,493
One Park Avenue	55.0%	(1,732)	(2)	3,357		15,179		12,256
85 Tenth Avenue	49.9%	(1,372)		(791)		13,921		14,415
Independence Plaza	50.1%	1,369		3,165		19,932		20,348
West 57th Street properties	50.0%	(244)		—		639		878
Moynihan Office Building	50.1%	(139)		—		(187)		—
Other, net	Various	(605)		(1,588)		5,342		3,448
		5,182		21,418		146,730		140,627

Other:
666 Fifth Avenue Office Condominium(3)	49.5%	(4,873)		(22,372)		12,145		15,203
Alexander's corporate fee income	32.4%	3,378		4,351		2,296		4,351
UE	4.5%	3,234		26,311	(4)	8,624		11,465
PREIT	7.9%	(2,113)		(53,480)	(5)	15,349		16,025
Suffolk Downs	21.2%	257		26,383	(6)	(33)		258
Rosslyn Plaza	43.7% to 50.4%	(56)		(352)		3,469		3,336
Other, net	Various	1,050		3,319		4,779		8,724
		877		(15,840)		46,629		59,362

Total		$6,059		$5,578		$193,359		$199,989
____________________

(1)
Includes our $1,085 share of a non-cash straight-line rent write-off adjustment related to Sears which filed for Chapter 11 bankruptcy relief. Our share of net income also includes our $7,708 share of Alexander’s potential additional Transfer Tax, our $3,162 share of higher interest expense due to an increase in average LIBOR and higher average mortgage balances due to a refinancing, our $1,802 share of expense related to the change in fair value of marketable securities held by Alexander’s and our $518 share of Alexander’s litigation expense due to a settlement.

(2)	Includes our $4,978 share of potential additional Transfer Tax related to the March 2011 acquisition of One Park Avenue.

(3)	On August 3, 2018, we completed the sale of our 49.5% interests in the 666 Fifth Avenue Office Condominium and were repaid our interest in the 666 Fifth Avenue Office Condominium mortgage loan.

(4)	Includes a $21,100 net gain resulting from UE operating partner unit issuances.

(5)	Includes a $44,465 non-cash impairment loss.

(6)
In 2017, we recognized $26,687 of net gains comprised of $15,314 representing our share of a net gain on the sale of Suffolk Downs and $11,373 representing the net gain on repayment of our debt investments in Suffolk Downs JV.

DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF SEPTEMBER 30, 2018
(unaudited and in thousands, except square feet)

			(At Share)						Full Quarter Stabilized Operations
		Property Rentable Sq. Ft.	Excluding Land Costs					Available for Occupancy
Current Projects	Segment		Incremental Budget	Amount Expended		% Complete	Start
220 Central Park South - residential condominiums	Other	397,000	$1,400,000	$1,123,726	(1)	80.3%	Q3 2012	N/A	N/A
Moynihan Office Building - (50.1% interest)(2)	New York	850,000	400,000	54,823		13.7%	Q2 2017	Q3 2020	Q2 2022
One Penn Plaza - renovation(3)	New York	2,535,000	200,000	6,253		3.1%	Q4 2018	N/A	N/A
512 West 22nd Street - office/retail (55.0% interest)	New York	173,000	72,000	50,065	(4)	69.5%	Q4 2015	Q4 2018	Q1 2020
61 Ninth Avenue - office/retail (45.1% interest)(5)	New York	170,000	69,000	57,970		84.0%	Q1 2016	Q2 2018	Q2 2019
345 Montgomery Street (555 California Street) (70.0% interest)	Other	64,000	32,000	9,523	(6)	29.8%	Q1 2018	Q3 2019	Q3 2020
606 Broadway - office/retail (50.0% interest)	New York	34,000	30,000	23,307	(7)	77.7%	Q2 2016	Q4 2018	Q2 2020
825 Seventh Avenue - office (50.0% interest)	New York	165,000	15,000	3,086		20.6%	Q2 2018	Q1 2020	Q1 2021
Total current projects			$2,218,000	$1,328,753

Future Opportunities	Segment	Property Zoning Sq. Ft.
Penn Plaza - multiple opportunities - office/residential/retail	New York	TBD
Hotel Pennsylvania	New York	2,052,000
260 Eleventh Avenue - office(8)	New York	280,000

Undeveloped Land
29, 31, 33 West 57th Street (50.0% interest)	New York	150,000
484, 486 Eighth Avenue and 265, 267 West 34th Street	New York	125,000
527 West Kinzie, Chicago	Other	330,000
Total undeveloped land		605,000
____________________

(1)	Excludes land and acquisition costs of $515,426.

(2)	Excludes $115,230 for our share of the upfront contribution of $230,000. The building and land are subject to a lease which expires in 2116.

(3)	The building is subject to a ground lease which expires in 2098.

(4)	Excludes land and acquisition costs of $57,000.

(5)	The building is subject to a ground lease which expires in 2115.

(6)	Excludes land and building costs of $31,000.

(7)	Excludes land and acquisition costs of $22,703.

(8)	The building is subject to a ground lease which expires in 2114.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
CONSOLIDATED
(unaudited and in thousands)

	Nine Months Ended September 30, 2018	Year Ended December 31,
Amounts paid for capital expenditures:		2017		2016
Expenditures to maintain assets	$66,167	$102,028		$95,613
Tenant improvements	67,972	111,696		152,329
Leasing commissions	27,389	29,145		41,690
Recurring tenant improvements, leasing commissions and other capital expenditures	161,528	242,869		289,632
Non-recurring capital expenditures	28,882	34,921		49,796
Total capital expenditures and leasing commissions	$190,410	$277,790		$339,428

	Nine Months Ended September 30, 2018	Year Ended December 31,
		2017		2016
Amounts paid for development and redevelopment expenditures:
220 Central Park South	$204,727	$265,791		$303,974
606 Broadway	13,141	15,997		4,234
345 Montgomery Street (555 California Street)	10,497	5,950		434
1535 Broadway (Marriott Marquis - retail and signage)	7,558	1,982		9,283
One Penn Plaza - renovation	3,901	1,462		413
Penn Plaza	3,561	7,107		11,904
90 Park Avenue	1,015	7,523		33,308
640 Fifth Avenue	199	1,648		46,282
304 Canal Street	178	3,973		5,941
Other	29,370	44,419	(1)	190,792	(1)
	$274,147	$355,852		$606,565
____________________

(1)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
NEW YORK SEGMENT
(unaudited and in thousands)

	Nine Months Ended September 30, 2018	Year Ended December 31,
Amounts paid for capital expenditures:		2017	2016
Expenditures to maintain assets	$48,227	$79,567	$65,561
Tenant improvements	49,423	83,639	112,687
Leasing commissions	24,683	26,114	38,134
Recurring tenant improvements, leasing commissions and other capital expenditures	122,333	189,320	216,382
Non-recurring capital expenditures	20,579	27,762	47,642
Total capital expenditures and leasing commissions	$142,912	$217,082	$264,024

	Nine Months Ended September 30, 2018	Year Ended December 31,
		2017	2016
Amounts paid for development and redevelopment expenditures:
606 Broadway	$13,141	$15,997	$4,234
1535 Broadway (Marriott Marquis - retail and signage)	7,558	1,982	9,283
One Penn Plaza - renovation	3,901	1,462	413
Penn Plaza	3,561	7,107	11,904
90 Park Avenue	1,015	7,523	33,308
640 Fifth Avenue	199	1,648	46,282
304 Canal Street	178	3,973	5,941
Other	18,279	3,682	6,838
	$47,832	$43,374	$118,203

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
theMART
(unaudited and in thousands)
	Nine Months Ended September 30, 2018	Year Ended December 31,
Amounts paid for capital expenditures:		2017	2016
Expenditures to maintain assets	$10,232	$12,772	$20,098
Tenant improvements	10,855	8,730	29,738
Leasing commissions	413	1,701	2,070
Recurring tenant improvements, leasing commissions and other capital expenditures	21,500	23,203	51,906
Non-recurring capital expenditures	82	—	—
Total capital expenditures and leasing commissions	$21,582	$23,203	$51,906

	Nine Months Ended September 30, 2018	Year Ended December 31,
		2017	2016
Amounts paid for development and redevelopment expenditures:
Common area enhancements	$51	$5,342	$24,788
Other	8,370	799	1,384
	$8,421	$6,141	$26,172

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
555 CALIFORNIA STREET
(unaudited and in thousands)

	Nine Months Ended September 30, 2018	Year Ended December 31,
Amounts paid for capital expenditures:		2017	2016
Expenditures to maintain assets	$7,708	$9,689	$9,954
Tenant improvements	7,694	19,327	9,904
Leasing commissions	2,293	1,330	1,486
Recurring tenant improvements, leasing commissions and other capital expenditures	17,695	30,346	21,344
Non-recurring capital expenditures	8,221	7,159	2,154
Total capital expenditures and leasing commissions	$25,916	$37,505	$23,498

	Nine Months Ended September 30, 2018	Year Ended December 31,
		2017	2016
Amounts paid for development and redevelopment expenditures:
345 Montgomery Street	$10,497	$5,950	$434
Other	430	6,465	8,716
	$10,927	$12,415	$9,150

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
OTHER
(unaudited and in thousands)

	Nine Months Ended September 30, 2018	Year Ended December 31,
		2017		2016
Amounts paid for development and redevelopment expenditures:
220 Central Park South	$204,727	$265,791		$303,974
Other	2,331	28,131	(1)	149,066	(1)
	$207,058	$293,922		$453,040
____________________

(1)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

SQUARE FOOTAGE
(unaudited and square feet in thousands)
		At Vornado's Share
	At 100%		Under Development	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	21,448	17,637	739	16,715	—	183	—
Retail	2,824	2,505	82	—	2,423	—	—
Residential - 1,687 units	1,533	800	—	—	—	—	800
Alexander's (32.4% interest), including 312 residential units	2,437	790	—	288	419	—	83
Hotel Pennsylvania	1,400	1,400	—	—	—	—	1,400
	29,642	23,132	821	17,003	2,842	183	2,283

Other:
theMART	3,694	3,685	—	2,044	109	1,532	—
555 California Street (70% interest)	1,819	1,274	55	1,188	31	—	—
Other	2,832	1,333	146	212	864	—	111
	8,345	6,292	201	3,444	1,004	1,532	111

Total square feet at September 30, 2018	37,987	29,424	1,022	20,447	3,846	1,715	2,394

Total square feet at June 30, 2018	39,472	30,162	1,693	20,515	3,845	1,715	2,394

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,669	10	4,875
theMART	558	4	1,637
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at September 30, 2018	2,806	19	8,059

TOP 30 TENANTS
(unaudited and in thousands, except square feet)

Tenants	Square Footage At Share(1)	Annualized Revenues At Share (non-GAAP)(1)	% of Annualized Revenues At Share (non-GAAP)(2)
Facebook	758,292	$75,749	3.1%
IPG and affiliates	923,896	59,820	2.4%
Swatch Group USA	25,634	42,324	1.7%
Macy's	646,434	38,308	1.6%
Bloomberg L.P.	287,898	33,778	1.4%
Victoria's Secret (guaranteed by L Brands, Inc.)	63,779	33,019	1.3%
AXA Equitable Life Insurance	336,646	32,647	1.3%
Google/Motorola Mobility (guaranteed by Google)	728,483	32,308	1.3%
Forever 21	170,374	31,063	1.3%
Oath (Verizon)	327,138	30,876	1.3%
Ziff Brothers Investments, Inc.	287,030	30,838	1.3%
McGraw-Hill Companies, Inc.	479,557	30,443	1.2%
AMC Networks, Inc.	404,920	27,612	1.1%
The City of New York	562,835	25,059	1.0%
Topshop	94,349	24,744	1.0%
Fast Retailing (Uniqlo)	90,732	23,782	1.0%
Amazon (including its Whole Foods subsidiary)	308,113	23,461	1.0%
Madison Square Garden	344,355	22,869	0.9%
Neuberger Berman Group LLC	288,325	22,801	0.9%
New York University	347,948	20,416	0.8%
Bank of America	254,033	20,369	0.8%
Hollister	21,741	20,252	0.8%
JCPenney	426,370	19,945	0.8%
PwC	243,434	17,430	0.7%
U.S. Government	578,711	13,967	0.6%
Ferragamo	53,171	13,619	0.6%
Information Builders, Inc.	229,064	12,699	0.5%
Sephora	16,146	12,155	0.5%
New York & Company, Inc.	207,585	11,995	0.5%
Cushman & Wakefield	127,314	11,780	0.5%
			33.2%
____________________

(1)	Includes leases not yet commenced.

(2)	See reconciliation of our annualized revenue at share on page xiv in the Appendix.

OCCUPANCY
(unaudited)
	New York	theMART	555 California Street
Occupancy rate at:
September 30, 2018	97.3%	95.5%	99.4%
June 30, 2018	96.6%	99.3%	97.3%
December 31, 2017	97.2%	98.6%	94.2%
September 30, 2017	96.9%	98.7%	94.2%

RESIDENTIAL STATISTICS in service
(unaudited)
		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
September 30, 2018	1,999	963	96.7%	$3,775
June 30, 2018	1,994	960	98.3%	$3,789
December 31, 2017	1,983	955	97.3%	$3,745
September 30, 2017	1,982	954	94.6%	$3,660

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
Penn Plaza:
One Penn Plaza
(ground leased through 2098)								Cisco, Lion Resources, WSP USA, Symantec Corporation,
-Office	100.0%	91.9%	$65.53	2,267,000	2,267,000			United Healthcare Services, Inc., Siemens Mobility
								Bank of America, Kmart Corporation,
-Retail	100.0%	97.4%	136.35	271,000	271,000			Shake Shack, Starbucks
	100.0%	92.5%	73.09	2,538,000	2,538,000	—	$—

Two Penn Plaza								EMC, Information Builders, Inc.,
-Office	100.0%	100.0%	59.70	1,589,000	1,389,000	200,000		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	100.0%	217.35	45,000	39,000	6,000		Chase Manhattan Bank
	100.0%	100.0%	64.04	1,634,000	1,428,000	206,000	575,000

Eleven Penn Plaza
-Office	100.0%	99.7%	62.36	1,112,000	1,112,000	—		Macy's, Madison Square Garden, AMC Networks, Inc.
								PNC Bank National Association, Starbucks,
-Retail	100.0%	100.0%	145.72	39,000	39,000	—		Madison Square Garden
	100.0%	99.7%	65.19	1,151,000	1,151,000	—	450,000

100 West 33rd Street
-Office	100.0%	100.0%	66.18	857,000	857,000	—	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	94.9%	136.48	256,000	256,000	—	181,598	JCPenney, Aeropostale, Express, Starbucks

330 West 34th Street
(ground leased through 2149 -
34.8% ownership interest in the land)								New York & Company, Inc., Structure Tone,
-Office	100.0%	100.0%	62.98	703,000	703,000	—		Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	14.4%	155.09	18,000	18,000	—		Starbucks*
	100.0%	97.9%	62.98	721,000	721,000	—	50,150 (3)

435 Seventh Avenue
-Retail	100.0%	100.0%	187.82	43,000	43,000	—	96,039	Forever 21*

7 West 34th Street
-Office	53.0%	100.0%	64.34	458,000	458,000	—		Amazon
-Retail	53.0%	89.3%	336.38	19,000	19,000	—		Amazon, Lindt*, Naturalizer* (guaranteed by Caleres)
	53.0%	99.6%	75.18	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	268.79	10,000	10,000	—	—

488 Eighth Avenue
-Retail	100.0%	100.0%	88.90	6,000	6,000	—	—

138-142 West 32nd Street
-Retail	100.0%	35.3%	77.89	8,000	8,000	—	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)		Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Penn Plaza (Continued):
150 West 34th Street
-Retail	100.0%	100.0%	$112.53		78,000	78,000	—	$205,000	Old Navy

137 West 33rd Street
-Retail	100.0%	100.0%	95.48		3,000	3,000	—	—

131-135 West 33rd Street
-Retail	100.0%	100.0%	55.08		23,000	23,000	—	—

Total Penn Plaza					7,805,000	7,599,000	206,000	2,256,190
Midtown East:
909 Third Avenue									IPG and affiliates, Forest Laboratories,
(ground leased through 2063)									Geller & Company, Morrison Cohen LLP, Robeco USA Inc.,
-Office	100.0%	98.6%	63.12	(4)	1,352,000	1,352,000	—	350,000	United States Post Office,
									Thomson Reuters LLC, Sard Verbinnen*

150 East 58th Street
(ground leased through 2118)
-Office	100.0%	95.5%	75.97		540,000	540,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	13.1%	17.86		3,000	3,000	—
	100.0%	95.1%	75.64		543,000	543,000	—	—

715 Lexington Avenue
-Retail	100.0%	92.5%	103.36		23,000	23,000	—	—	New York & Company, Inc., Jonathan Adler

966 Third Avenue
-Retail	100.0%	100.0%	96.03		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	—	—		6,000	6,000	—	—

Total Midtown East					1,931,000	1,931,000	—	350,000

Midtown West:
888 Seventh Avenue									TPG-Axon Capital, Lone Star US Acquisitions LLC,
(ground leased through 2067)									Pershing Square Capital Management,
-Office	100.0%	99.5%	94.03		871,000	871,000	—		Vornado Executive Headquarters
-Retail	100.0%	100.0%	309.08		15,000	15,000	—		Redeye Grill L.P.
	100.0%	99.5%	97.67		886,000	886,000	—	375,000

57th Street - 2 buildings
-Office	50.0%	84.6%	48.79		81,000	81,000	—		Various
-Retail	50.0%	100.0%	136.71		22,000	22,000	—
	50.0%	87.9%	67.57		103,000	103,000	—	20,000

825 Seventh Avenue
-Office	50.0%	100.0%	80.60		165,000	165,000	—		Young & Rubicam
-Retail	100.0%	—	—		4,000	—	4,000
	50.0%	100.0%	80.60		169,000	165,000	4,000	20,500

Total Midtown West					1,158,000	1,154,000	4,000	415,500

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership		% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue									Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%		95.0%	$102.09	1,233,000	1,233,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%		100.0%	101.67	26,000	26,000	—		Scottrade Inc., Starbucks, The Four Seasons Restaurant
	50.0%		95.1%	102.08	1,259,000	1,259,000	—	$1,200,000

350 Park Avenue									Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%		100.0%	109.19	554,000	554,000	—		MFA Financial Inc., M&T Bank
-Retail	100.0%		100.0%	270.50	17,000	17,000	—		Fidelity Investment, AT&T Wireless, Valley National Bank
	100.0%		100.0%	114.00	571,000	571,000	—	400,000

Total Park Avenue					1,830,000	1,830,000	—	1,600,000
Grand Central:
90 Park Avenue									Alston & Bird, Capital One, PwC,
-Office	100.0%		93.9%	78.32	938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%		100.0%	133.49	24,000	24,000	—		Citibank, Starbucks
	100.0%		94.0%	79.69	962,000	962,000	—	—

330 Madison Avenue									Guggenheim Partners LLC, HSBC Bank AFS, Glencore Ltd.,
-Office	25.0%		96.9%	78.90	813,000	813,000	—		Jones Lang LaSalle Inc., Wells Fargo, American Century
-Retail	25.0%		100.0%	331.37	33,000	33,000	—		Ann Taylor Retail Inc., Citibank, Starbucks
	25.0%		97.0%	88.75	846,000	846,000	—	500,000

510 Fifth Avenue
-Retail	100.0%		100.0%	159.68	66,000	66,000	—	—	The North Face, Elie Tahari

Total Grand Central					1,874,000	1,874,000	—	500,000

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%		100.0%	92.79	246,000	246,000	—		Avolon Aerospace*, GCA Savvian Inc.
-Retail	100.0%		100.0%	937.67	69,000	69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	100.0%		100.0%	277.86	315,000	315,000	—	—

666 Fifth Avenue
-Retail (Retail Condo)	100.0%	(5)	100.0%	470.00	114,000	114,000	—	390,000	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%		94.9%	85.92	300,000	300,000	—		Cosmetech Mably Int'l LLC.
-Retail	100.0%		39.2%	1,286.72	29,000	29,000	—		Coach
	100.0%		90.0%	191.76	329,000	329,000	—	—

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%		99.0%	115.91	526,000	526,000	—		Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%		31.5%	1,246.93	66,000	66,000	—		Moncler USA Inc., Tod's, Celine*
	20.1%		91.5%	242.01	592,000	592,000	—	800,000

689 Fifth Avenue
-Office	100.0%		100.0%	85.70	81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	100.0%		100.0%	864.35	17,000	17,000	—		MAC Cosmetics, Massimo Dutti
	100.0%		100.0%	220.77	98,000	98,000	—	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Madison/Fifth (Continued):
655 Fifth Avenue
-Retail	92.5%	100.0%	$255.33	57,000	57,000	—	$140,000	Ferragamo

697-703 Fifth Avenue (St. Regis - retail)
-Retail	74.3%	100.0%	2,759.02	26,000	26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,531,000	1,531,000		1,780,000

Midtown South:
770 Broadway
-Office	100.0%	100.0%	97.55	1,078,000	1,078,000	—		Facebook, Oath (Verizon)
-Retail	100.0%	100.0%	66.56	105,000	105,000	—		Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%	100.0%	94.80	1,183,000	1,183,000	—	700,000

One Park Avenue								New York University, Clarins USA Inc.,
								BMG Rights Management, Robert A.M. Stern Architect,
-Office	55.0%	100.0%	58.89	865,000	865,000	—		automotiveMastermind
-Retail	55.0%	100.0%	87.74	78,000	78,000	—		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%	100.0%	61.28	943,000	943,000	—	300,000

4 Union Square South								Burlington, Whole Foods Market, DSW,
-Retail	100.0%	100.0%	107.81	206,000	206,000	—	120,000	Forever 21

692 Broadway
-Retail	100.0%	100.0%	92.79	36,000	36,000	—	—	Equinox, Oath (Verizon)

Total Midtown South				2,368,000	2,368,000	—	1,120,000

Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	100.0%	82.44	2,037,000	2,037,000	—		Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	180.00	76,000	76,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	100.0%	85.95	2,113,000	2,113,000	—	950,000

608 Fifth Avenue
(ground leased through 2033)
-Office	100.0%	99.8%	71.69	93,000	93,000	—
-Retail	100.0%	100.0%	496.73	44,000	44,000	—		Topshop
	100.0%	99.9%	208.20	137,000	137,000	—	—

Total Rockefeller Center				2,250,000	2,250,000	—	950,000
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	73.8%	43.98	246,000	246,000	—		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	108.73	5,000	5,000	—		TD Bank
	100.0%	74.3%	45.27	251,000	251,000	—	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	$251.91	65,000	65,000	—		Topshop, Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	—
	100.0%	100.0%		85,000	85,000	—	$—

443 Broadway
Retail	100.0%	100.0%	99.57	16,000	16,000	—	—	Necessary Clothing

304 Canal Street
-Retail	100.0%	—	—	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—
	100.0%	69.2%		13,000	13,000	—	—

334 Canal Street
-Retail	100.0%	100.0%	100.20	4,000	4,000	—
-Residential (4 units)	100.0%	75.0%	—	11,000	11,000	—
	100.0%	81.7%		15,000	15,000	—	—

155 Spring Street
-Retail	100.0%	93.6%	140.59	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	191.17	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	63.2%	417.69	6,000	6,000	—		Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—
	100.0%	68.5%		7,000	7,000	—	—

Total Soho				194,000	194,000	—	—

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	269.09	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
-Retail	100.0%	95.3%	1,080.08	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's*, Sephora*
-Theatre	100.0%	100.0%	13.68	62,000	62,000	—		Nederlander-Marquis Theatre
	100.0%	98.0%	379.76	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	631.48	18,000	18,000	—	—	Gucci, Chloe, Cartier, Cho Cheng, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	501.12	8,000	8,000	—		Berluti
-Residential (8 units)	100.0%	75.0%		5,000	5,000	—
	100.0%	90.4%		13,000	13,000	—	—

759-771 Madison Avenue (40 East 66th)
-Residential (5 units)	100.0%	100.0%		12,000	12,000	—
-Retail	100.0%	66.7%	1,105.94	11,000	11,000	—		John Varvatos, J. Crew
	100.0%	84.1%		23,000	23,000	—	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Upper East Side (Continued):
1131 Third Avenue
Retail	100.0%	100.0%	$161.80	23,000	23,000	—	$—	Nike, Crunch LLC, J.Jill

Other
-Retail - 2 buildings	100.0%	100.0%	—	15,000	15,000	—
-Residential (8 units)	100.0%	87.5%		7,000	7,000	—
	100.0%	96.0%		22,000	22,000	—	—

Total Upper East Side				99,000	99,000	—	—

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	95.5%	35.67	471,000	471,000	—	100,000	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)
-Office	100.0%	100.0%	53.15	184,000	184,000	—	—	The City of New York

85 Tenth Avenue								Google, General Services Administration,
								Telehouse International Corp., L-3 Communications,
-Office	49.9%	99.8%	86.01	586,000	586,000	—		Moet Hennessy USA. Inc.
-Retail	49.9%	96.4%	76.33	43,000	43,000	—		IL Posto LLC, Toro NYC Restaurant, L'Atelier
	49.9%	99.5%	85.36	629,000	629,000	—	625,000

537 West 26th Street
-Retail	100%	—	—	14,000	14,000	—	—

Total Chelsea/Meatpacking District				827,000	827,000	—	625,000

Upper West Side:
50-70 W 93rd Street
-Residential (325 units)	49.9%	96.0%		283,000	283,000	—	80,000

Tribeca:
Independence Plaza, Tribeca
-Residential (1,327 units)	50.1%	97.5%		1,185,000	1,185,000	—
-Retail	50.1%	100.0%	53.50	72,000	60,000	12,000		Duane Reade, Food Emporium
	50.1%	97.7%		1,257,000	1,245,000	12,000	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	109.16	8,000	8,000	—	—	Sarabeth's
Total Tribeca				1,265,000	1,253,000	12,000	675,000
New Jersey:
Paramus
-Office	100.0%	91.5%	22.90	129,000	129,000	—	—	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	72.83	44,000	44,000	—	—	Nike, Amazon

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Property under Development:
512 West 22nd Street
-Office	55.0%	—	$—	173,000	—	173,000	$84,881

61 Ninth Avenue
(ground leased through 2115)
-Office	45.1%	—	—	147,000	—	147,000		Aetna Life Insurance Company*
-Retail	45.1%	100.0%	287.61	23,000	23,000	—		Starbucks
	45.1%	100.0%	287.61	170,000	23,000	147,000	75,846

606 Broadway (19 East Houston Street)
-Office	50.0%	—	—	23,000	—	23,000
-Retail	50.0%	—	—	11,000	—	11,000
	50.0%	—	—	34,000	—	34,000	49,721

Moynihan Office Building
(ground and building leased through 2116)
-Office	50.1%	—	—	730,000	—	730,000
-Retail	50.1%	—	—	120,000	—	120,000
	50.1%	—	—	850,000	—	850,000	246,612

Total Property under Development				1,227,000	23,000	1,204,000	457,060

Properties to be Developed:
57th Street (3 properties)
-Office	50.0%	—	—	—	—	—
-Retail	50.0%	—	—	—	—	—
	50.0%	—	—	—	—	—	—

484 Eighth Avenue
-Retail	100.0%	—	—	—	—	—	—

486 Eighth Avenue
-Retail	100.0%	—	—	—	—	—	—

265 West 34th Street
-Retail	100.0%	—	—	—	—	—	—

267 West 34th Street
-Retail	100.0%	—	—	—	—	—	—

Total Properties to be Developed				—	—	—	—

New York Office:

Total		97.4%	$75.89	21,448,000	20,175,000	1,273,000

Vornado's Ownership Interest		97.3%	$73.89	17,637,000	16,898,000	739,000

New York Retail:

Total		95.5%	$235.51	2,824,000	2,671,000	153,000

Vornado's Ownership Interest		96.6%	$231.54	2,505,000	2,423,000	82,000

New York Residential:

Total		96.6%		1,533,000	1,533,000	—

Vornado's Ownership Interest		96.7%		800,000	800,000	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$117.33	889,000	889,000	—	$500,000	Bloomberg
-Retail	32.4%	99.4%	192.88	174,000	174,000	—	350,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	99.9%	128.62	1,063,000	1,063,000	—	850,000

								Sears(6), Burlington,
Rego Park I, Queens (4.8 acres)	32.4%	100.0%	40.78	343,000	343,000	—	—	Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.9%	41.23	609,000	609,000	—	253,226	Century 21, Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)	32.4%	100.0%	18.22	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	93.9%	—	255,000	255,000	—	—

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA through 2041)	32.4%	100.0%	—	—	—	—	68,000	IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	—	—	—	—	—	—

Total Alexander's	32.4%	99.3%	78.04	2,437,000	2,437,000	—	1,171,226

Hotel Pennsylvania:
-Hotel (1,700 Keys)	100.0%			1,400,000	1,400,000	—	—

Total New York		97.4%	$91.49	29,669,000	28,215,000	1,454,000	$12,079,975

Vornado's Ownership Interest		97.3%	$78.06	23,159,000	22,310,000	849,000	$8,016,150
____________________
*    Lease not yet commenced.

(1)
Weighted average annual rent per square foot for office properties excludes garages and de minimis amounts of storage space. Weighted average annual rent per square foot for retail excludes non-selling space.

(2)	Represents the contractual debt obligations.

(3)	Amount represents debt on land which is owned 34.8% by Vornado.

(4)	Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $13.31 PSF.

(5)	75,000 square feet is leased from 666 Fifth Avenue Office Condominium.

(6)	On April 4, 2017, Sears closed its 195,000 square foot store. On October 15, 2018, Sears filed for Chapter 11 bankruptcy relief and announced its intention to reject this lease.

OTHER
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (Razorfish),
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology, Kellogg Company,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	93.0%	$38.75	2,044,000	2,044,000	—		ConAgra Foods Inc., Allstate Insurance Company
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	98.7%	48.84	1,532,000	1,532,000	—		Allsteel Inc., Herman Miller Inc., Knoll Inc., Teknion LLC
-Retail	100.0%	98.1%	50.54	99,000	99,000	—
	100.0%	95.5%	43.41	3,675,000	3,675,000	—	$675,000

Other (2 properties)	50.0%	94.1%	42.12	19,000	19,000	—	32,416

Total theMART		95.5%	$43.40	3,694,000	3,694,000	—	$707,416

Vornado's Ownership Interest		95.5%	$43.40	3,685,000	3,685,000	—	$691,208

555 California Street:
555 California Street	70.0%	99.3%	$76.67	1,506,000	1,506,000	—	$561,538	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	66.26	235,000	235,000	—	—	Bank of America, Regus, Ripple Labs Inc., LendingHome Corporation
								Blue Shield
345 Montgomery Street	70.0%	—	—	78,000	—	78,000	—	Regus*

Total 555 California Street		99.4%	$75.26	1,819,000	1,741,000	78,000	$561,538

Vornado's Ownership Interest		99.4%	$75.26	1,274,000	1,219,000	55,000	$393,077

____________________
*    Lease not yet commenced.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)								Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%	100.0%	$243.36	96,000	96,000	—		Sephora, Bank of America
- Residential (39 units)	100.0%	97.4%		59,000	59,000	—
	100.0%			155,000	155,000	—	$144,517

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)
- Hotel (795 Keys)
- Retail	75.3%	92.0%	101.68	47,000	47,000	—		New York Sports Club
- Office	75.3%	86.9%	46.53	196,000	196,000	—		American Management Association, Open Jar
	75.3%	87.9%	57.20	243,000	243,000	—	256,600

501 Broadway	100.0%	100.0%	264.63	9,000	9,000	—	23,000	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%	73.0%	180.86	51,000	51,000	—		Banana Republic
- Theatre	100.0%	100.0%	39.38	79,000	79,000	—		Regal Cinema
	100.0%	89.4%	94.88	130,000	130,000	—	82,750

Total Real Estate Fund	88.8%	91.4%		537,000	537,000	—	$506,867

Vornado's Ownership Interest	28.6%	90.5%		154,000	154,000	—	$110,872
____________________

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza(4)
Office - 4 buildings	46.2%	65.4%	$48.09	736,000	432,000	—	304,000		Gartner, Nathan Associates, Inc.
Residential - 2 buildings (197 units)	43.7%	97.9%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$39,841

Fashion Centre Mall(4)	7.5%	98.9%	48.71	868,000	868,000	—	—	410,000	Macy's, Nordstrom

Washington Tower(4)	7.5%	100.0%	51.16	170,000	170,000	—	—	40,000	Computer Science Corp.

New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	30.71	677,000	228,000	443,000	6,000	—	JCPenney, Costco, Dick's Sporting Goods,
(ground leased through 2064)									Nordstrom Rack, 24 Hour Fitness

Maryland:
Annapolis
(ground and building leased through 2042)	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		93.0%	$40.69	2,832,000	2,079,000	443,000	310,000	$489,841

Vornado's Ownership Interest		93.5%	$31.61	1,333,000	744,000	443,000	146,000	$53,834
____________________

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.

(2)	Owned by tenant on land leased from the company.

(3)	Represents the contractual debt obligations.

(4)	Reclassified to Other from our former Washington, DC segment.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	President - New York Division
Michael J. Franco	Executive Vice President - Chief Investment Officer
Joseph Macnow	Executive Vice President - Chief Financial Officer and Chief Administrative Officer

RESEARCH COVERAGE - EQUITY

James Feldman	Steve Sakwa/Jason Green	Nicholas Yulico
Bank of America/Merrill Lynch	Evercore ISI	Scotia Capital (USA) Inc
646-855-5808	212-446-9462/212-446-9449	212-225-6904

Ross Smotrich/Trevor Young	Daniel Ismail	John W. Guinee/Aaron Wolf
Barclays Capital	Green Street Advisors	Stifel Nicolaus & Company
212-526-2306/212-526-3098	949-640-8780	443-224-1307/443-224-1206

John P. Kim/Alex Nelson	Anthony Paolone/Patrice Chen	Michael Lewis
BMO Capital Markets	JP Morgan	SunTrust Robinson Humphrey
212-885-4115/212-885-4144	212-622-6682/212-622-1893	212-319-5659

Michael Bilerman/Emmanuel Korchman	Vikram Malhotra/Adam J. Gabalski	Frank Lee
Citi	Morgan Stanley	UBS
212-816-1383/212-816-1382	212-761-7064/212-761-8051	415-352-5679

Derek Johnston/Mike Husseini	Alexander Goldfarb/Daniel Santos
Deutsche Bank	Sandler O'Neill
904-520-4973/212-250-7703	212-466-7937/212-466-7927

RESEARCH COVERAGE - DEBT

Andrew Molloy	Jesse Rosenthal	Thierry Perrein
Bank of America/Merrill Lynch	CreditSights	Wells Fargo Securities
646-855-6435	212-340-3816	704-410-3262

Cristina Rosenberg	Mark Streeter
Citi	JP Morgan
212-723-6199	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") - NOI represents total revenues less operating expenses. We consider NOI to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI should not be considered a substitute for net income. NOI may not be comparable to similarly titled measures employed by other companies. We calculate NOI on an Operating Partnership basis which is before allocation to the noncontrolling interest of the Operating Partnership.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		For the Three Months Ended			For the Nine Months Ended September 30,
		September 30,		June 30, 2018
		2018	2017		2018	2017
Net income (loss) attributable to common shareholders	(A)	$190,645	$(29,026)	$111,534	$284,338	$134,698
Per diluted share		$1.00	$(0.15)	$0.58	$1.49	$0.71

Certain (income) expense items that impact net income (loss) attributable to common shareholders:
Net gain on sale of our ownership interests in 666 Fifth Avenue Office Condominium		$(134,032)	$—	$—	$(134,032)	$—
Net gain on the repayment of our loan investment in 666 Fifth Avenue Office Condominium		(7,308)	—	—	(7,308)	—
Decrease (increase) in fair value of marketable securities (including our share of partially owned entities)		7,966	—	(16,024)	26,602	—
Net gains on sale of real estate (including our share of partially owned entities)		(3,350)	(1,522)	(24,449)	(28,104)	(20,981)
Our share of loss (income) from real estate fund investments (excluding our $4,252 share of One Park Avenue potential additional transfer taxes and reduction in carried interest for the nine months ended September 30, 2018)		748	7,794	(551)	(617)	11,333
Loss from discontinued operations and sold properties (primarily related to JBG SMITH Properties operating results and transaction costs through July 17, 2017 spin-off)		42	53,739	983	4,886	40,542
Impairment loss on investment in PREIT		—	44,465	—	—	44,465
Net gain resulting from UE operating partnership unit issuances		—	(5,200)	—	—	(21,100)
Our share of potential additional New York City transfer taxes based on a Tax Tribunal interpretation which Vornado is appealing		—	—	—	23,503	—
Preferred share issuance costs		—	—	—	14,486	—
Net gain on repayment of our Suffolk Downs JV debt investments		—	—	—	—	(11,373)
Other		3,207	9,515	(4,213)	3,133	13,333
		(132,727)	108,791	(44,254)	(97,451)	56,219
Noncontrolling interests' share of above adjustments		8,242	(6,767)	3,153	6,061	(3,624)
Total of certain (income) expense items that impact net income (loss) attributable to common shareholders	(B)	$(124,485)	$102,024	$(41,101)	$(91,390)	$52,595
Per diluted share (non-GAAP)		$(0.65)	$0.53	$(0.21)	$(0.48)	$0.27

Net income attributable to common shareholders, as adjusted (non-GAAP)	(A+B)	$66,160	$72,998	$70,433	$192,948	$187,293
Per diluted share (non-GAAP)		$0.35	$0.38	$0.37	$1.01	$0.98

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS
(unaudited and in thousands, except per share amounts)
		For the Three Months Ended			For the Nine Months Ended September 30,
		September 30,		June 30, 2018
		2018	2017		2018	2017
Reconciliation of our net income (loss) attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income (loss) attributable to common shareholders	(A)	$190,645	$(29,026)	$111,534	$284,338	$134,698
Per diluted share		$1.00	$(0.15)	$0.58	$1.49	$0.71

FFO adjustments:
Depreciation and amortization of real property		$105,015	$102,953	$103,599	$309,024	$361,949
Net gains on sale of real estate		(133,961)	(1,530)	(24,177)	(158,138)	(3,797)
Proportionate share of adjustments to equity in net income (loss) of partially owned entities to arrive at FFO:
Depreciation and amortization of real property		23,688	31,997	25,488	77,282	108,753
Net gains on sale of real estate		(3,421)	8	(272)	(3,998)	(17,184)
Real estate impairment losses		—	4,329	—	4	7,547
		(8,679)	137,757	104,638	224,174	457,268
Noncontrolling interests' share of above adjustments		535	(8,572)	(6,508)	(13,884)	(28,444)
FFO adjustments, net	(B)	$(8,144)	$129,185	$98,130	$210,290	$428,824

FFO attributable to common shareholders (non-GAAP)	(A+B)	$182,501	$100,159	$209,664	$494,628	$563,522
Convertible preferred share dividends		15	19	16	47	59
Earnings allocated to Out-Performance Plan units		—	—	—	266	850
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		182,516	100,178	209,680	494,941	564,431
Add back of FFO allocated to noncontrolling interests of the Operating Partnership		12,357	6,776	14,171	33,209	37,229
FFO - OP Basis (non-GAAP)		$194,873	$106,954	$223,851	$528,150	$601,660
FFO per diluted share (non-GAAP)		$0.95	$0.52	$1.10	$2.59	$2.95

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		For the Three Months Ended			For the Nine Months Ended September 30,
		September 30,		June 30, 2018
		2018	2017		2018	2017
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$182,516	$100,178	$209,680	$494,941	$564,431
Per diluted share (non-GAAP)		$0.95	$0.52	$1.10	$2.59	$2.95

Certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions:
Decrease (increase) in fair value of marketable securities (including our share of partially owned entities)		$7,966	$—	$(16,024)	$26,602	$—
Net gain on the repayment of our loan investment in 666 Fifth Avenue Office Condominium		(7,308)	—	—	(7,308)	—
FFO from discontinued operations and sold properties (primarily related to JBG SMITH Properties operating results and transaction costs through July 17, 2017 spin-off)		(1,152)	38,771	(2,552)	(3,297)	(68,843)
Our share of FFO from real estate fund investments (excluding our $4,252 share of One Park Avenue potential additional transfer taxes and reduction in carried interest for the nine months ended September 30, 2018)		748	7,794	(551)	(617)	11,333
Impairment loss on investment in PREIT		—	44,465	—	—	44,465
Net gain resulting from UE operating partnership unit issuances		—	(5,200)	—	—	(21,100)
Our share of potential additional New York City transfer taxes based on a Tax Tribunal interpretation which Vornado is appealing		—	—	—	23,503	—
Preferred share issuance costs		—	—	—	14,486	—
Net gain on repayment of our Suffolk Downs JV debt investments		—	—	—	—	(11,373)
Other		3,071	4,701	(4,334)	2,751	3,986
		3,325	90,531	(23,461)	56,120	(41,532)
Noncontrolling interests' share of above adjustments		(206)	(5,583)	1,459	(3,514)	2,579
Total of certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions, net	(B)	$3,119	$84,948	$(22,002)	$52,606	$(38,953)
Per diluted share (non-GAAP)		$0.02	$0.45	$(0.12)	$0.27	$(0.20)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	(A+B)	$185,635	$185,126	$187,678	$547,547	$525,478
Per diluted share (non-GAAP)		$0.97	$0.97	$0.98	$2.86	$2.75

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD
(unaudited and in thousands)

		For the Three Months Ended			For the Nine Months Ended September 30,
		September 30,		June 30, 2018
		2018	2017		2018	2017
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$182,516	$100,178	$209,680	$494,941	$564,431

Adjustments to arrive at FAD (non-GAAP):
Recurring tenant improvements, leasing commissions and other capital expenditures		(44,918)	(64,520)	(68,065)	(161,528)	(214,361)
Adjustments to FFO excluding FFO attributable to discontinued operations and sold properties		4,310	105,341	(20,909)	59,250	94,356
Amortization of acquired below-market leases, net		(9,937)	(10,660)	(10,089)	(30,170)	(34,135)
Amortization of debt issuance costs		8,348	6,220	8,034	24,486	23,554
Stock-based compensation expense		5,546	5,693	6,975	26,190	27,319
Straight-line rentals		(157)	(9,170)	(2,692)	(10,279)	(37,752)
Non real estate depreciation		1,463	1,672	1,464	4,562	5,704
Noncontrolling interests' share of above adjustments		2,195	(2,151)	5,401	5,442	8,403
FAD adjustments, net	(B)	(33,150)	32,425	(79,881)	(82,047)	(126,912)

FAD (non-GAAP)	(A+B)	$149,366	$132,603	$129,799	$412,894	$437,519

FAD payout ratio (1)		80.8%	87.0%	92.6%	87.5%	88.2%
_____________________________________________

(1)
FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS
(unaudited and in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2018
	2018	2017		2018	2017
Net income (loss)	$219,162	$(10,754)	$105,338	$324,782	$210,577

Deduct:
(Income) loss from partially owned entities	(7,206)	41,801	(8,757)	(6,059)	(5,578)
Loss from real estate fund investments	190	6,308	28,976	37,973	1,649
Interest and other investment income, net	(2,893)	(7,331)	(30,892)	(9,401)	(22,567)
Net gains on disposition of wholly owned and partially owned assets	(141,269)	—	(23,559)	(164,828)	(501)
(Income) loss from discontinued operations	(61)	47,930	(683)	(381)	14,501
NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,943)	(16,171)	(17,160)	(51,415)	(48,778)

Add:
Depreciation and amortization expense	113,169	104,972	111,846	333,701	315,223
General and administrative expense	31,977	34,286	34,427	108,937	115,866
Transaction related costs and other	2,510	61	1,017	16,683	1,073
NOI from partially owned entities	60,094	66,876	65,752	193,359	199,989
Interest and debt expense	88,951	85,068	87,657	264,774	252,581
Income tax expense	1,943	1,188	467	4,964	3,491
NOI at share	349,624	354,234	354,429	1,053,089	1,037,526
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(8,743)	(22,307)	(12,481)	(39,172)	(65,263)
NOI at share - cash basis	$340,881	$331,927	$341,948	$1,013,917	$972,263

- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS
(unaudited and in thousands)

	For the Three Months Ended September 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
New York	$462,446	$453,609	$200,949	$192,430	$261,497	$261,179	$(8,937)	$(16,621)	$252,560	$244,558
Other	79,602	75,146	34,626	32,796	44,976	42,350	429	(1,360)	45,405	40,990
Consolidated total	542,048	528,755	235,575	225,226	306,473	303,529	(8,508)	(17,981)	297,965	285,548
Noncontrolling interests' share in consolidated subsidiaries	(27,403)	(26,300)	(10,460)	(10,129)	(16,943)	(16,171)	112	416	(16,831)	(15,755)
Our share of partially owned entities	97,960	110,300	37,866	43,424	60,094	66,876	(347)	(4,742)	59,747	62,134
Vornado's share	$612,605	$612,755	$262,981	$258,521	$349,624	$354,234	$(8,743)	$(22,307)	$340,881	$331,927

	For the Three Months Ended June 30, 2018
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$458,552	$200,903	$257,649	$(10,533)	$247,116
Other	83,266	35,078	48,188	487	48,675
Consolidated total	541,818	235,981	305,837	(10,046)	295,791
Noncontrolling interests' share in consolidated subsidiaries	(27,093)	(9,933)	(17,160)	150	(17,010)
Our share of partially owned entities	112,196	46,444	65,752	(2,585)	63,167
Vornado's share	$626,921	$272,492	$354,429	$(12,481)	$341,948

	For the Nine Months Ended September 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
New York	$1,369,482	$1,316,710	$599,768	$561,249	$769,714	$755,461	$(34,637)	$(53,468)	$735,077	$701,993
Other	250,821	231,190	109,390	100,336	141,431	130,854	251	(5,960)	141,682	124,894
Consolidated total	1,620,303	1,547,900	709,158	661,585	911,145	886,315	(34,386)	(59,428)	876,759	826,887
Noncontrolling interests' share in consolidated subsidiaries	(81,546)	(77,974)	(30,131)	(29,196)	(51,415)	(48,778)	806	5,802	(50,609)	(42,976)
Our share of partially owned entities	320,456	329,366	127,097	129,377	193,359	199,989	(5,592)	(11,637)	187,767	188,352
Vornado's share	$1,859,213	$1,799,292	$806,124	$761,766	$1,053,089	$1,037,526	$(39,172)	$(65,263)	$1,013,917	$972,263
________________________________________

(1)	Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.

- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018 COMPARED TO SEPTEMBER 30, 2017
(unaudited and in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share (non-GAAP) for the three months ended September 30, 2018	$349,624	$297,328		$25,257	$13,515	$13,524
Less NOI at share from:
Acquisitions	(260)	(260)		—	—	—
Development properties	(12,655)	(12,641)		—	(14)	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	1,581	1,800		(219)	—	—
Other non-operating income, net	(14,102)	(578)		—	—	(13,524)
Same store NOI at share (non-GAAP) for the three months ended September 30, 2018	$324,188	$285,649		$25,038	$13,501	$—

NOI at share (non-GAAP) for the three months ended September 30, 2017	$354,234	$298,494		$26,019	$11,519	$18,202
Less NOI at share from:
Dispositions	(232)	(232)		—	—	—
Development properties	(12,598)	(12,598)		—	—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	(1,169)	(1,169)		—	—	—
Other non-operating income, net	(18,874)	(672)		—	—	(18,202)
Same store NOI at share (non-GAAP) for the three months ended September 30, 2017	$321,361	$283,823		$26,019	$11,519	$—

Increase (decrease) in same store NOI at share for the three months ended September 30, 2018 compared to September 30, 2017	$2,827	$1,826		$(981)	$1,982	$—

% increase (decrease) in same store NOI at share	0.9%	0.6%	(1)	(3.8)%	17.2%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 1.0% .

- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018 COMPARED TO SEPTEMBER 30, 2017
(unaudited and in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share (non-GAAP) for the nine months ended September 30, 2018	$1,053,089	$881,791		$79,948	$40,686	$50,664
Less NOI at share from:
Acquisitions	(1,198)	(1,049)		(149)	—	—
Dispositions	(370)	(370)		—	—	—
Development properties	(25,854)	(25,840)		—	(14)	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	2,396	2,657		(261)	—	—
Other non-operating income, net	(52,319)	(1,655)		—	—	(50,664)
Same store NOI at share (non-GAAP) for the nine months ended September 30, 2018	$975,744	$855,534		$79,538	$40,672	$—

NOI at share (non-GAAP) for the nine months ended September 30, 2017	$1,037,526	$861,837		$78,090	$35,585	$62,014
Less NOI at share from:
Acquisitions	36	(164)		200	—	—
Dispositions	(1,509)	(1,509)		—	—	—
Development properties	(24,518)	(24,518)		—	—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	(1,993)	(1,973)		(20)	—	—
Other non-operating income, net	(64,715)	(2,701)		—	—	(62,014)
Same store NOI at share (non-GAAP) for the nine months ended September 30, 2017	$944,827	$830,972		$78,270	$35,585	$—

Increase in same store NOI at share for the nine months ended September 30, 2018 compared to September 30, 2017	$30,917	$24,562		$1,268	$5,087	$—

% increase in same store NOI at share	3.3%	3.0%	(1)	1.6%	14.3%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 3.1% .

- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018 COMPARED TO JUNE 30, 2018
(unaudited and in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share (non-GAAP) for the three months ended September 30, 2018	$349,624	$297,328		$25,257		$13,515	$13,524
Less NOI at share from:
Acquisitions	(63)	(63)		—		—	—
Development properties	(12,655)	(12,641)		—		(14)	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	1,582	1,800		(218)		—	—
Other non-operating income, net	(14,103)	(579)		—		—	(13,524)
Same store NOI at share (non-GAAP) for the three months ended September 30, 2018	$324,385	$285,845		$25,039		$13,501	$—

NOI at share (non-GAAP) for the three months ended June 30, 2018	$354,429	$295,867		$27,816		$13,660	$17,086
Less NOI at share from:
Acquisitions	(3)	(3)		—		—	—
Dispositions	(309)	(309)		—		—	—
Development properties	(12,795)	(12,795)		—		—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	1,941	1,984		(43)		—	—
Other non-operating income, net	(17,583)	(497)		—		—	(17,086)
Same store NOI at share (non-GAAP) for the three months ended June 30, 2018	$325,680	$284,247		$27,773		$13,660	$—

(Decrease) increase in same store NOI at share for the three months ended September 30, 2018 compared to June 30, 2018	$(1,295)	$1,598		$(2,734)		$(159)	$—

% (decrease) increase in same store NOI at share	(0.4)%	0.6%	(1)	(9.8)%	(2)	(1.2)%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 1.0%.

(2)	Excluding tradeshows which are seasonal, same store NOI at share decreased by 4.4%.

- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018 COMPARED TO SEPTEMBER 30, 2017
(unaudited and in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share - cash basis (non-GAAP) for the three months ended September 30, 2018	$340,881	$288,203		$26,234	$13,070	$13,374
Less NOI at share - cash basis from:
Acquisitions	(259)	(259)		—	—	—
Development properties	(13,433)	(13,419)		—	(14)	—
Lease termination income	(318)	(58)		(260)	—	—
Other non-operating income, net	(13,954)	(580)		—	—	(13,374)
Same store NOI at share - cash basis (non-GAAP) for the three months ended September 30, 2018	$312,917	$273,887		$25,974	$13,056	$—

NOI at share - cash basis (non-GAAP) for the three months ended September 30, 2017	$331,927	$277,402		$25,417	$10,889	$18,219
Less NOI at share - cash basis from:
Dispositions	(115)	(115)		—	—	—
Development properties	(12,674)	(12,674)		—	—	—
Lease termination income	(285)	(285)		—	—	—
Other non-operating income, net	(18,936)	(717)		—	—	(18,219)
Same store NOI at share - cash basis (non-GAAP) for the three months ended September 30, 2017	$299,917	$263,611		$25,417	$10,889	$—

Increase in same store NOI at share - cash basis for the three months ended September 30, 2018 compared to September 30, 2017	$13,000	$10,276		$557	$2,167	$—

% increase in same store NOI at share - cash basis	4.3%	3.9%	(1)	2.2%	19.9%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 4.3%.

- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018 COMPARED TO SEPTEMBER 30, 2017
(unaudited and in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share - cash basis (non-GAAP) for the nine months ended September 30, 2018	$1,013,917	$842,630		$81,312	$39,704	$50,271
Less NOI at share - cash basis from:
Acquisitions	(899)	(750)		(149)	—	—
Dispositions	(306)	(306)		—	—	—
Development properties	(27,636)	(27,622)		—	(14)	—
Lease termination income	(1,541)	(1,119)		(422)	—	—
Other non-operating income, net	(51,925)	(1,654)		—	—	(50,271)
Same store NOI at share - cash basis (non-GAAP) for the nine months ended September 30, 2018	$931,610	$811,179		$80,741	$39,690	$—

NOI at share - cash basis (non-GAAP) for the nine months ended September 30, 2017	$972,263	$804,076		$74,846	$33,365	$59,976
Less NOI at share - cash basis from:
Acquisitions	137	(63)		200	—	—
Dispositions	(1,154)	(1,154)		—	—	—
Development properties	(24,534)	(24,534)		—	—	—
Lease termination income	(3,564)	(3,533)		(31)	—	—
Other non-operating income, net	(63,394)	(3,418)		—	—	(59,976)
Same store NOI at share - cash basis (non-GAAP) for the nine months ended September 30, 2017	$879,754	$771,374		$75,015	$33,365	$—

Increase in same store NOI at share - cash basis for the nine months ended September 30, 2018 compared to September 30, 2017	$51,856	$39,805		$5,726	$6,325	$—

% increase in same store NOI at share - cash basis	5.9%	5.2%	(1)	7.6%	19.0%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 5.3%.

- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018 COMPARED TO JUNE 30, 2018
(unaudited and in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share - cash basis (non-GAAP) for the three months ended September 30, 2018	$340,881	$288,203		$26,234		$13,070	$13,374
Less NOI at share - cash basis from:
Acquisitions	(63)	(63)		—		—	—
Development properties	(13,433)	(13,419)		—		(14)	—
Lease termination income	(318)	(58)		(260)		—	—
Other non-operating income, net	(13,953)	(579)		—		—	(13,374)
Same store NOI at share - cash basis (non-GAAP) for the three months ended September 30, 2018	$313,114	$274,084		$25,974		$13,056	$—

NOI at share - cash basis (non-GAAP) for the three months ended June 30, 2018	$341,948	$283,154		$27,999		$13,808	$16,987
Less NOI at share - cash basis from:
Acquisitions	(3)	(3)		—		—	—
Dispositions	(241)	(241)		—		—	—
Development properties	(13,688)	(13,688)		—		—	—
Lease termination income	(162)	—		(162)		—	—
Other non-operating income, net	(17,481)	(494)		—		—	(16,987)
Same store NOI at share - cash basis (non-GAAP) for the three months ended June 30, 2018	$310,373	$268,728		$27,837		$13,808	$—

Increase (decrease) in same store NOI at share - cash basis for the three months ended September 30, 2018 compared to June 30, 2018	$2,741	$5,356		$(1,863)		$(752)	$—

% increase (decrease) in same store NOI at share - cash basis	0.9%	2.0%	(1)	(6.7)%	(2)	(5.4)%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 2.5%.

(2)	Excluding tradeshows which are seasonal, same store NOI at share - cash basis decreased by 0.3%.

- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF REVENUES (ANNUALIZED)
(unaudited and in thousands)

For the Three Months Ended September 30, 2018
Consolidated revenues	$542,048
Noncontrolling interest adjustments	(27,403)
Consolidated revenues at our share (non-GAAP)	514,645
Unconsolidated revenues at our share	97,960
Our pro rata share of revenues (non-GAAP)	$612,605
Our pro rata share of revenues (annualized) (non-GAAP)	$2,450,420

RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP)
(unaudited and in thousands)

	As of September 30, 2018
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$8,119,075	$53,045	$8,172,120
Senior unsecured notes	843,710	6,290	850,000
$750 Million unsecured term loan	749,874	126	750,000
$2.5 Billion unsecured revolving credit facilities	80,000	—	80,000
	$9,792,659	$59,461	$9,852,120

- xiv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO EBITDAre
(unaudited and in thousands)

EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures.

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2018
	2018	2017		2018	2017
Reconciliation of net income (loss) to EBITDAre (non-GAAP):
Net income (loss)	$219,162	$(10,754)	$105,338	$324,782	$210,577
Less net income (loss) attributable to noncontrolling interests in consolidated subsidiaries	(3,312)	(4,022)	26,175	31,137	(18,436)
Net income (loss) attributable to the Operating Partnership	215,850	(14,776)	131,513	355,919	192,141
EBITDAre adjustments at share:
Depreciation and amortization (includes $6,272 and $75,413 of discontinued operations for the three months and nine months ended September 30, 2017, respectively)	130,166	136,622	130,551	390,921	476,406
Interest and debt expense (includes $2,804 and $29,552 of discontinued operations for the three months and nine months ended September 30, 2017, respectively)	112,917	113,437	112,874	342,023	348,350
Income tax expense (includes $12 and $732 of discontinued operations for the three months and nine months ended September 30, 2017, respectively)	2,072	1,462	573	5,206	5,242
Net gains on sale of depreciable real estate	(137,382)	(1,522)	(24,449)	(162,136)	(20,981)
Real estate impairment losses	—	4,329	—	4	7,547
EBITDAre at share (non-GAAP)	323,623	239,552	351,062	931,937	1,008,705
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	16,192	16,562	(13,431)	7,075	55,322
EBITDAre (non-GAAP)	$339,815	$256,114	$337,631	$939,012	$1,064,027

- xv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2018
	2018	2017		2018	2017
EBITDAre (non-GAAP)	$339,815	$256,114	$337,631	$939,012	$1,064,027

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	$(16,192)	$(16,562)	$13,431	$(7,075)	$(55,322)

Certain expense (income) items that impact EBITDAre:
Decrease (increase) in fair value of marketable securities (including our share of partially owned entities)	7,966	—	(16,024)	26,602	—
Net gain on the repayment of our loan investment in the 666 Fifth Avenue Office Condominium	(7,308)	—	—	(7,308)	—
EBITDAre from discontinued operations and sold properties (primarily related to JBG SMITH Properties operating results and transaction costs through July 17, 2017 spin-off)	(2,282)	33,014	(7,082)	(15,740)	(109,580)
Our share of EBITDAre from real estate fund investments (excluding our $4,252 share of One Park Avenue potential additional transfer taxes and reduction in carried interest for the nine months ended September 30, 2018)	748	7,794	(551)	(617)	11,333
Impairment loss on investment in PREIT	—	44,465	—	—	44,465
Net gain resulting from Urban Edge Properties ("UE") operating partnership unit issuances	—	(5,200)	—	—	(21,100)
Our share of potential additional New York City transfer taxes based on a Tax Tribunal interpretation which Vornado is appealing	—	—	—	23,503	—
Net gain on repayment of our Suffolk Downs JV debt investments	—	—	—	—	(11,373)
Other	2,233	665	(4,449)	(935)	558
Total of certain expense (income) items that impact EBITDAre	1,357	80,738	(28,106)	25,505	(85,697)
EBITDAre, as adjusted (non-GAAP)	$324,980	$320,290	$322,956	$957,442	$923,008
- xvi -

- xvii -